UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22608

     Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

       Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

         Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2024
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in the Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/ZTR

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this semiannual report, which reviews the performance of your Fund for the six months ended May 31, 2024.
As the outlook for inflation and interest rates improved, financial markets showed strength in late 2023 and early 2024. Volatility increased in April 2024 as inflation appeared to persist, pushing back the timing of a potential interest rate cut by the Federal Reserve (“Fed”). Investor optimism about the possibilities for artificial intelligence helped markets move higher for the full six-month period.
Domestic and international equity indexes posted strong returns for the six months ended May 31, 2024. U.S. large-capitalization stocks returned 16.35%, as measured by the S&P 500® Index, while small-cap stocks returned 15.23%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 12.76%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were up 7.45%.
In fixed income markets, the yield on the 10-year Treasury rose to 4.51% on May 31, 2024, from 4.37% on November 30, 2023. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was up 2.12% for the six-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 5.41%.
For the six-month period, the three sectors of emerging markets (“EM”) debt returned 6.53% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, 0.46% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, and 6.05% for corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index.
Please call our shareholder service team at 1-866-270-7788 if you have questions about your Fund or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Trustee/Director
Virtus Closed-End Funds
July 2024

Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2024
About the Fund:
Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage allows the Fund to borrow at short-term rates with the expectation to invest at higher yields on its investments. As of May 31, 2024, the Fund’s leverage consisted of $43 million of borrowings made pursuant to margin financing, which represented approximately 31% of the Fund’s total assets.
Manager Comments – Newfleet Asset Management (“Newfleet”)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio team at Newfleet and covers the Fund’s portfolio for the six months ended May 31, 2024.
How did the markets perform during the six months ended May 31, 2024?
The six-month period ended May 31, 2024, was a period of U.S. exceptionalism in global economic terms. U.S. economic growth remained resilient, labor markets remained sound, and inflation remained above the central bank target. Considering these factors, the U.S. stood out among Group of Seven (“G7”) counterparts as of the end of the reporting period, a position that was reflected in current monetary policy at the end of the reporting period. Even with this backdrop, however, the economic data showed a high degree of variability during the period, which resulted in moments of financial market volatility.
While the Federal Reserve’s (“Fed”) monetary policy remained on hold during the period, other developed market central banks took the first steps to ease monetary policy since the global tightening cycle that characterized the post-Covid economic environment. The European Central Bank (“ECB”), as well as central banks in Switzerland, Sweden, and Canada, all began to ease policy during the period.
Few positive developments occurred in the parts of the world that remained plagued by conflict, and though the financial markets largely discounted day-to-day developments, investors continued to monitor for any further escalations that could disrupt the markets. Political activity accelerated during the period as India, Mexico, South Africa, the European Union, the UK, and the US prepared for important elections. Elections that were held during the period had a common theme of surprise outcomes that led to local financial market dislocations. The common theme during the period was one of surprise outcomes that led to local financial market dislocations.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Most risk asset markets rejoiced at the Goldilocks environment of slowing inflation, low unemployment, resilient earnings, and economic growth, all of which outperformed expectations. However, markets remained highly sensitive to new data releases, and results were varied during the period. Fixed income sector performance was also variable, with interest rates higher during the period. Spread sectors, or investments other than risk-free government debt, outperformed U.S. Treasuries and spreads tightened. Spread refers to the additional yield over the yield of a risk-free government bond. Within spread sectors, risk asset classes outperformed. With the exception of the very front end, the U.S. Treasury yield curve shifted higher and overall the curve flattened. The 2-year Treasury yield increased by 0.19%, the 5-year Treasury yield increased by 0.24%, the 10-year Treasury yield increased by 0.17%, and the 30-year Treasury yield moved 0.15% higher.
What factors affected the Fund’s performance during the six-month period?
For the six months ended May 31, 2024, the Fund’s net asset value (NAV) returned 6.49%, while its market price returned 7.94%. The Bloomberg Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned 0.72%.
The Fund’s underweight to U.S. Treasury securities had a positive impact on relative performance for the six-month period.
Allocation to and selection within investment grade corporate bonds and corporate high yield bonds had a positive impact on relative performance during the period.
The overweight to the emerging markets high yield sector had a negative impact during the period, however the overall effect was positive with strong issue selection relative to the benchmark.
Issue selection within bank loans and the Fund’s underweight to non-U.S. dollar-denominated debt were detractors during the period.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Risk Considerations
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. Judgments by the Fund’s subadviser about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in a sanctioned country and throughout the world.  Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Asset-Backed and Mortgage-Backed Securities: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Leveraged Loans: Leveraged loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Leveraged loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
Leverage: When the Fund leverages it portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2024
About the Fund:
Virtus Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. There is no guarantee that the Fund will achieve its investment objective.
Effective December 15, 2023, the Virtus Stone Harbor Emerging Markets Total Income Fund was reorganized into Virtus Stone Harbor Emerging Markets Income Fund. The two funds had substantially similar investment objectives and strategies, and the same fund management. The merger resulted in a higher combined level of assets that may offer reduced costs, economies of scale, and increased efficiencies.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At May 31, 2024, the Fund had borrowings of approximately $38 million, which represented about 22% of the Fund’s managed assets.
Manager Comments – Stone Harbor Investment Partners (“Stone Harbor”)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt.  With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the six months ended May 31, 2024.
How did the markets perform during the Fund’s six months ended May 31, 2024?
Central bank policy response to inflation data in developed and emerging countries remained a key focus for global credit markets during the six-month period ended May 31, 2024. Upside surprises to U.S. economic growth and inflation readings led to upward pressure on investment grade bond yields, as market participants scaled back expectations for the Federal Reserve (the Fed) to ease monetary policy over the balance of 2024.
However, despite higher investment grade bond yields, U.S. dollar-denominated debt returns in emerging markets (“EM”) remained positive, largely due to a continued compression in the risk premium, that is, the extra yield investors demand to hold the bond over U.S. Treasuries, for high yield EM sovereign and corporate issuers. EM fundamentals were supported by continued disinflation, together with ongoing monetary policy easing, which in turn supported an improvement in growth prospects. In terms of country-specific developments, several countries – including Argentina, Ecuador, and Egypt – reengaged with the International Monetary Fund (“IMF”) and made significant progress in stabilizing their economies. The period was also marked by accelerated political activity in India, Indonesia, Mexico, Panama, and South Africa.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Against this backdrop, the yield of the 10-year U.S. Treasury closed at 4.51% at the end of the reporting period after reaching a period high of 4.70% in late April amid uncertainty about U.S. interest rate policy. Total returns of indexes for emerging markets hard currency sovereign and corporate debt were 6.53% and 6.05%, as represented by the JPMorgan EMBI Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index, respectively, for the six-month period. The average yield of local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, climbed to 6.61%. Local currency sovereign debt underperformed, posting a total return of 0.46%, driven by foreign currency depreciation.
What factors affected the Fund’s performance during six-month period?
The Fund’s total return on net asset value (“NAV”) for the six months ended May 31, 2024 was 18.93%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets debt, returned 4.32%. A key driver of the Fund’s performance was positive returns from country selection in hard currency sovereign debt.
At the country level, the largest contributors to performance were U.S. dollar-denominated sovereign debt in Argentina, Ecuador, and Egypt. U.S. dollar-denominated corporate debt in Mexico, Indonesia, and Colombia also enhanced performance. Other contributors to performance included local currency debt exposure in Mexico, Colombia, and Kazakhstan.
Among the top detractors from the Fund’s performance were allocations to U.S. dollar-denominated sovereign bonds in Ukraine, Ethiopia, and Oman. Local currency debt exposures in Brazil and Indonesia also detracted from performance.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to efficiently gain certain investment exposures. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the reporting period, derivatives contributed 4.07% to Fund performance.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Risk Considerations
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified portfolio.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio.  Judgments by the Fund’s subadviser about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g.,Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Sovereign Debt Obligations: Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk.  The issuer of a debt security may fail to make interest and/or principal payments.  Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns.  Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Reverse Repurchase Agreements: Reverse repurchase agreements subject the Fund to Leverage Risk and Counterparty Risk, and also to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses.  They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2024
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment objective of capital appreciation, with current income as a secondary objective. The Fund seeks to meet its objectives through a balance of equity and fixed income investments. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of May 31, 2024, the Fund’s leverage consisted of $168 million of borrowings made pursuant to margin financing, which represented approximately 30% of the Fund’s total assets.
For the fiscal period ended May 31, 2024, the Fund’s NAV returned 7.00%, including $0.30 in reinvested distributions, and its market price returned 7.02%.  For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income) returned 5.45%.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal six months ended May 31, 2024.
How did the equity markets perform during the six months ended May 31, 2024?
Global developed market equities rose 14.89%, as measured by the MSCI World Index (net), for the six months ended May 31, 2024. The strong gains were driven by a resilient U.S. economy and ongoing enthusiasm for artificial intelligence (“AI”). Stubbornly high inflation readings in the U.S. were a modest counterweight, reducing expectations for the Fed to cut interest rates, as a “higher-for-longer” narrative persisted. The ECB remained confident about disinflationary trends and signaled a June rate cut.
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), rose 7.66% for the period, but significantly trailed the broader market. Energy infrastructure was the best-performing sector during the period. Global economies supported investors’ expectations for sustained demand growth for oil and gas, implying continued volume growth for the midstream energy companies. Companies with exposure to natural gas benefited from a constructive demand environment.
Utility stocks traded higher as a result of solid earnings results and news of increasing power demand driven by the computational and storage needs of data centers for the expanding uses of AI. Transportation stocks posted positive returns, although performance varied by subsector. European airport and toll road stocks performed well as traffic volumes remained solid. North American railroads were mixed, with some rails trading lower due to softer economic news. The communications sector declined and was the worst performer for the period. Higher interest rates were the culprit as tower stocks across Europe and the U.S. traded lower.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
What factors affected the performance of the Fund’s equity portfolio during the six-month period?
For the six months ended May 31, 2024, the equity portion of the Fund, including the impact of leverage employed by the Fund, returned 8.48% (before fees and expenses), while the FTSE Developed Core Infrastructure 50/50 Index (net), which serves as the portfolio’s benchmark, returned 7.66%.
The equity portion of the Fund outperformed its equity benchmark for the six-month period. Overall, sector allocation and stock selection were both negative, but the impact of leverage was positive. Sector allocation was hurt by overweight positions in communications and transportation, as well as an underweight in utilities. An overweight position in energy infrastructure had a negligible allocation impact. Stock selection was positive for transportation and communications, but was more than offset by negative selection in utilities and energy.
At the security level, the largest contributors to performance were NextEra Energy, Aena, and Targa Resources. After a period of underperformance, NextEra rebounded due to strong earnings guidance, a robust renewables pipeline, and upside from growth in data center demand. Aena, the airport operator in Spain, continued to be supported by strong passenger traffic across Europe. Outperformance in Targa was due to management’s positive multi-year outlook, continued strong execution, and investor expectations of robust dividend growth and share repurchases.
The largest detractors from performance in the portfolio were Cheniere Energy, Crown Castle, and American Tower. Cheniere Energy is the leading producer and exporter of liquefied natural gas in the U.S. A warmer winter pressured global gas prices as inventories remained elevated above long-term averages. Although 2024 earnings guidance fell short of consensus expectations, we believe Cheniere enjoys a heavily contracted business model with visible future growth and therefore retained the security in the portfolio as of the end of the period.
Both Crown Castle and American Tower suffered from the unfavorable macroeconomic environment for wireless towers, particularly higher interest rates. While the pace of carrier upgrades slowed after the initial 5G deployment, the telecom industry is in the midst of a multi-year investment cycle to deploy new spectrum and accommodate wireless data growth. When interest rate headwinds begin to dissipate, we believe the attractive risk-reward profile for tower stocks supported by a solid business model and strong long-term fundamentals will become more apparent. We therefore retained these securities in the portfolio as of the end of the period.
Manager Comments – Newfleet
Newfleet manages the Fund’s fixed income portfolio, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the period ended May 31, 2024.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
How did the fixed income markets perform during the six months ended May 31, 2024?
The six-month period ended May 31, 2024, was a period of U.S. exceptionalism in global terms. U.S. economic growth remained resilient, labor markets remained sound, and inflation remained above the central bank target. Considering these factors, the U.S. stood out among G7 counterparts as of the end of the reporting period, a position that was reflected in current monetary policy at the end of the reporting period. Even with this backdrop, however, the economic data showed a high degree of variability during the period, which resulted in moments of financial market volatility.
While the Fed remained on hold during the period, other developed market central banks took the first steps to ease monetary policy since the global tightening cycle that characterized the post-Covid economic environment. The ECB, as well as central banks in Switzerland, Sweden, and Canada, all began to ease policy during the period.
Few positive developments occurred in the parts of the world that remained plagued by conflict, and though the financial markets largely discounted day-to-day developments, investors continued to monitor for any further escalations that could disrupt the markets. Political activity accelerated as important elections were held in India, Mexico, South Africa, and the European Union, and are planned for the U.K. and the U.S. The common theme during the period was one of surprise outcomes that led to local financial market dislocations.
Most risk asset markets rejoiced at the Goldilocks environment of slowing inflation, low unemployment, resilient earnings, and economic growth, all of which outperformed expectations. However, markets remained highly sensitive to new data releases, and results were varied during the period. Fixed income sector performance was also variable, with interest rates higher during the period. Spread sectors, or investments other than risk-free government debt, outperformed U.S. Treasuries and spreads tightened. Spread refers to the additional yield over the yield of a risk-free government bond. Within spread sectors, risk asset classes outperformed. With the exception of the very front end, the U.S. Treasury yield curve shifted higher and overall the curve flattened. The 2-year Treasury yield increased by 0.19%, the 5-year Treasury yield increased by 0.24%, the 10-year Treasury yield increased by 0.17%, and the 30-year Treasury yield moved 0.15% higher.
What factors affected the performance of the Fund’s fixed income portfolio during the six-month period?
For the six months ended May 31, 2024, the fixed income portion of the Fund, including the impact of leverage employed by the Fund, returned 7.38% (before fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 2.12%.
The portfolio’s allocation to and selection within corporate high yield bonds had a positive impact on relative performance. Issue selection within investment grade corporate bonds and the Fund’s exposure to high yield bank loans and emerging markets high yield also positively impacted relative performance for the six-month period.
The portfolio’s underweight to U.S. Treasury securities had a positive impact during the period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
The portfolio’s underweight to investment grade corporates, as well as issue selection within loans and emerging markets high yield, were detractors during the period.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.05 per share.  As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains.  During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. Judgments by the Fund’s subadvisers about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Infrastructure: A Fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, less publicly available information about the foreign investment, and political, regulatory, economic, and market risk.
Utilities Sector Concentration: The equity portfolio’s investments are concentrated in the utilities sector and may present more risks than if the equity portion of the Fund were broadly diversified.
Leveraged Loans: Leveraged loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Leveraged loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Asset-Backed and Mortgage-Backed Securities: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2024
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase the impact of volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

  PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2024
The following tables present the portfolio holdings within certain industries/sectors or countries as a percentage of total investments (excluding reverse repurchase agreements and swap contracts) at May 31, 2024.
Asset Allocation
Global Multi-Sector Income Fund
Corporate Bonds and Notes		43%
Financials	14%
Energy	10
Utilities	4
All other Corporate Bonds and Notes	15
Foreign Government Securities		22
Leveraged Loans		12
Mortgage-Backed Securities		10
Asset-Backed Securities		9
U.S. Government Securities		3
Preferred Stocks		1
Total		100%
Stone Harbor Emerging Markets Income Fund
Foreign Government Securities		61%
Corporate Bonds and Notes		33
Exploration & Production	20%
Financial & Lease	4
Electric	4
Refining	2
All other Corporate Bonds and Notes	3
Short-Term Investment		3
Credit Linked Notes		3
Total		100%

Total Return Fund Inc.
Common Stocks		74%
Utilities	35%
Industrials	22
Energy	10
All Other Common Stocks	7
Corporate Bonds and Notes		10
Financials	3
Energy	2
Industrials	1
All Other Corporate Bonds and Notes	4
Mortgage-Backed Securities		5
Leveraged Loans		4
Asset-Backed Securities		4
Foreign Government Securities		2
U.S. Government Securities		1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
Country Weightings

Global Multi-Sector Income Fund
United States	56%
Mexico	5
Indonesia	3
Turkey	3
Canada	2
Saudi Arabia	2
Colombia	2
Other	27
Total	100%

Stone Harbor Emerging Markets Income Fund
Mexico	19%
Argentina	8
Egypt	6
Iraq	5
Colombia	5
Angola	5
Ecuador	5
Other	47
Total	100%

Total Return Fund Inc.
United States	64%
Spain	9
Australia	5
United Kingdom	5
Canada	4
Netherlands	3
France	3
Other	7
Total	100%

KEY INVESTMENT TERMS (Unaudited)
May 31, 2024
Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Stone Harbor Emerging Markets Income Fund Composite Index: 33% J.P. Morgan EMBI Global Diversified / 33% J.P. Morgan CEMBI Broad Diversified / 33% J.P. Morgan GBI-EM Global Diversified
The Stone Harbor Emerging Markets Income Fund composite index consists of 33.33% J.P. Morgan EMBI Global Diversified Index, 33.33% J.P. Morgan CEMBI Broad Diversified Index and 33.33% J.P. Morgan GBI-EM Global Diversified Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Designated Activity Company (“DAC”)
A new company type that was created as part of the New Companies Act 2014, which came into force on June 1st, 2015, in Ireland. This limited company type is applicable to those companies who wish to outline and define a specific type of business in their constitution, rather than have unlimited powers as per the LTD company type.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks of all 17 European Union Member States whether or not they have adopted the Euro.
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (“Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2024
board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Group of Seven (“G7”)
The Group of Seven is a forum of 7 major industrialized countries to coordinate monetary and fiscal policies to create a more stable world economic system.  The 7 countries consist of Canada, France, Germany, Italy, the United Kingdom, and the United States. The European Union (“EU”) is also considered a “non-enumerated member.”
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
International Monetary Fund (“IMF”)
The International Monetary Fund is a major financial agency of the United Nations, and an international financial institution, headquartered in Washington, D.C., consisting of 190 countries. The IMF works to achieve sustainable growth and prosperity for all of its member countries by supporting economic policies that promote financial stability and monetary cooperation, which are essential to increase productivity, job creation, and economic well-being.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2024
calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2024
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value
U.S. Government Securities—3.9%
U.S. Treasury Bonds
4.750%, 11/15/53	$ 1,305	$ 1,329
4.250%, 2/15/54	2,215	2,078
4.625%, 5/15/54	345	345
Total U.S. Government Securities (Identified Cost $3,817)		3,752

Foreign Government Securities—31.3%
Arab Republic of Egypt
144A 7.500%, 1/31/27(2)	255	250
144A 7.600%, 3/1/29(2)	67	62
144A 5.875%, 2/16/31(2)	145	117
144A 8.500%, 1/31/47(2)	715	557
Benin Government International Bond 144A 7.960%, 2/13/38(2)	30	28
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(3)(4)	1,380	219
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/29	2,680 BRL	484
Costa Rica Government 144A 6.550%, 4/3/34(2)	925	946
Dominican Republic
144A 4.875%, 9/23/32(2)	875	780
144A 6.850%, 1/27/45(2)	305	300
Federative Republic of Brazil
6.000%, 10/20/33	855	826
4.750%, 1/14/50(5)	365	263
Finance Department Government of Sharjah
144A 6.500%, 11/23/32(2)	300	309
144A 4.000%, 7/28/50(2)	1,075	687
	Par Value(1)	Value

Foreign Government Securities—continued
Hungary Government International Bond 144A 6.250%, 9/22/32(2)(5)	$ 650	$ 665
Islamic Republic of Pakistan
144A 6.875%, 12/5/27(2)	630	551
144A 7.375%, 4/8/31(2)	455	372
Kingdom of Jordan 144A 5.850%, 7/7/30(2)	1,450	1,334
Kingdom of Morocco
144A 3.000%, 12/15/32(2)	200	160
144A 5.500%, 12/11/42(2)	590	513
Oman Government International Bond 144A 7.375%, 10/28/32(2)	595	655
Republic of Angola 144A 8.750%, 4/14/32(2)	665	594
Republic of Argentina 3.500%, 7/9/41(6)	1,828	747
Republic of Armenia 144A 3.600%, 2/2/31(2)	400	326
Republic of Chile 3.500%, 1/31/34(5)	160	138
Republic of Colombia
3.250%, 4/22/32(5)	690	525
4.125%, 5/15/51	475	281
Republic of Ecuador 144A 6.000%, 7/31/30(2)(6)	632	423
Republic of El Salvador 144A 7.650%, 6/15/35(2)	860	615
Republic of Gabon 144A 6.950%, 6/16/25(2)	100	94
Republic of Ghana
144A 8.125%, 3/26/32(2)(3)	315	162
RegS 8.125%, 3/26/32(3)(4)	251	129
Republic of Indonesia 2.850%, 2/14/30(5)	1,540	1,357
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Ivory Coast
144A 6.375%, 3/3/28(2)	$ 385	$ 375
144A 6.125%, 6/15/33(2)	435	387
144A 8.250%, 1/30/37(2)	310	301
Republic of Kenya 144A 8.000%, 5/22/32(2)	510	465
Republic of Nigeria 144A 7.375%, 9/28/33(2)	625	521
Republic of Panama
7.500%, 3/1/31	13	13
8.000%, 3/1/38(5)	481	504
Republic of Philippines 3.700%, 3/1/41(5)	1,010	802
Republic of Poland 4.875%, 10/4/33(5)	525	506
Republic of Serbia 144A 6.500%, 9/26/33(2)	435	435
Republic of South Africa 5.650%, 9/27/47	360	259
Republic of Turkiye
7.625%, 4/26/29	1,175	1,199
9.125%, 7/13/30	1,185	1,285
7.625%, 5/15/34	465	466
4.875%, 4/16/43	935	656
Romania Government International Bond 144A 7.125%, 1/17/33(2)	325	341
Saudi International Bond
144A 3.625%, 3/4/28(2)(5)	900	853
144A 4.875%, 7/18/33(2)(5)	585	569
144A 4.500%, 10/26/46(2)(5)	1,655	1,386
State of Israel 2.750%, 7/3/30(5)	480	403
State of Qatar
144A 3.750%, 4/16/30(2)(5)	450	423
	Par Value(1)	Value

Foreign Government Securities—continued
144A 4.400%, 4/16/50(2)(5)	$ 365	$ 311
Ukraine Government
144A 7.750%, 9/1/26(2)(3)	300	91
RegS 7.750%, 9/1/26(3)(4)	350	106
United Mexican States
2.659%, 5/24/31(5)	310	256
6.350%, 2/9/35(5)	430	434
6.338%, 5/4/53(5)	427	408
6.400%, 5/7/54(5)	750	720
Total Foreign Government Securities (Identified Cost $32,710)		29,944

Mortgage-Backed Securities—14.1%
Agency—4.2%
Federal National Mortgage Association
Pool #FS4438 5.000%, 11/1/52	869	837
Pool #MA4785 5.000%, 10/1/52	439	423
Pool #MA4805 4.500%, 11/1/52	779	729
Pool #MA4980 6.000%, 4/1/53	1,415	1,419
Pool #MA5072 5.500%, 7/1/53	667	656
		4,064

Non-Agency—9.9%
A&D Mortgage Trust 2023-NQM3, A1 144A 6.733%, 7/25/68(2)(5)(6)	135	136
Ajax Mortgage Loan Trust 2022-B, A1 144A 3.500%, 3/27/62(2)(6)	549	512

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(2)(5)(6)	$ 70	$ 66
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56(5)	165	163
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 7.215%, 4/15/37(2)(6)	270	271
BX Trust 2019-OC11, D 144A 3.944%, 12/9/41(2)(6)	630	552
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(2)(5)(6)	76	68
2016-SH2, M2 144A 3.750%, 12/25/45(2)(5)(6)	196	174
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(2)(6)	309	283
COLT Mortgage Loan Trust
2022-4, A1 144A 4.301%, 3/25/67(2)(5)(6)	141	135
2022-5, A1 144A 4.550%, 4/25/67(2)(6)	414	407
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(2)	400	372
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(2)(5)(6)	31	29
Extended Stay America Trust 2021-ESH, C (1 month Term SOFR + 1.814%, Cap N/A, Floor 1.700%) 144A 7.131%, 7/15/38(2)(6)	260	260
FirstKey Homes Trust 2020-SFR2, B 144A 1.567%, 10/19/37(2)	475	447
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(6)	452	452
INTOWN Mortgage Trust 2022-STAY, A (1 month Term SOFR + 2.489%, Cap N/A, Floor 2.489%) 144A 7.806%, 8/15/39(2)(6)	435	437
	Par Value(1)	Value

Non-Agency—continued
JPMorgan Chase Mortgage Trust 2014-5, B2 144A 2.729%, 10/25/29(2)(5)(6)	$ 163	$ 146
MFA Trust 2022-INV2, A1 144A 4.950%, 7/25/57(2)(6)	487	475
Mill City Mortgage Loan Trust 2017-3, B1 144A 3.250%, 1/25/61(2)(6)	337	282
MIRA Trust 2023-MILE, A 144A 6.755%, 6/10/38(2)	170	175
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48(5)	220	214
New Residential Mortgage Loan Trust
2016-3A, B1 144A 4.000%, 9/25/56(2)(5)(6)	153	141
2016-4A, B1A 144A 4.500%, 11/25/56(2)(6)	453	431
ORL Trust 2023-GLKS, A (1 month Term SOFR + 2.350%, Cap N/A, Floor 2.350%) 144A 7.667%, 10/19/36(2)(6)	375	376
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(2)(5)(6)	95	95
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(2)(5)(6)	73	61
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(2)(5)(6)	47	38
Towd Point Mortgage Trust
2016-4, B1 144A 4.024%, 7/25/56(2)(6)	260	243
2017-1, M1 144A 3.750%, 10/25/56(2)(6)	265	252
2017-4, A2 144A 3.000%, 6/25/57(2)(5)(6)	171	155
2018-6, A2 144A 3.750%, 3/25/58(2)(5)(6)	215	191
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	150	139

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
VCAT LLC 2021-NPL3, A1 144A 4.743%, 5/25/51(2)(6)	$ 139	$ 135
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(2)(6)	281	273
2022-6, A1 144A 4.910%, 6/25/67(2)(5)(6)	194	190
2022-6, A3 144A 4.910%, 6/25/67(2)(6)	424	410
2023-8, A1 144A 6.259%, 12/25/68(2)(6)	290	290
		9,476

Total Mortgage-Backed Securities (Identified Cost $14,015)		13,540

Asset-Backed Securities—13.4%
Automobiles—4.9%
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(2)	396	395
Avis Budget Rental Car Funding LLC (AESOP) 2019-2A, D 144A 3.040%, 9/22/25(2)	320	318
Credit Acceptance Auto Loan Trust 2024-1A, A 144A 5.680%, 3/15/34(2)	270	270
DT Auto Owner Trust 2023-1A, D 144A 6.440%, 11/15/28(2)	450	452
GLS Auto Receivables Issuer Trust
2020-3A, D 144A 2.270%, 5/15/26(2)	123	122
2020-3A, E 144A 4.310%, 7/15/27(2)	550	545
2023-1A, B 144A 6.190%, 6/15/27(2)	439	439
LAD Auto Receivables Trust
2021-1A, D 144A 3.990%, 11/15/29(2)	470	453
	Par Value(1)	Value

Automobiles—continued
2023-2A, D 144A 6.300%, 2/15/31(2)	$ 365	$ 364
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(2)	320	314
Tesla Auto Lease Trust 2023-A, B 144A 6.410%, 7/20/27(2)	363	365
U.S. Bank N.A. 2023-1, B 144A 6.789%, 8/25/32(2)	290	291
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(2)	350	350
		4,678

Consumer Loans—0.7%
Affirm Asset Securitization Trust 2023-B, A 144A 6.820%, 9/15/28(2)	350	354
Marlette Funding Trust 2023-2A, B 144A 6.540%, 6/15/33(2)	363	364
		718

Credit Card—0.5%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(2)	480	468
Other—7.3%
Adams Outdoor Advertising LP 2023-1, A2 144A 6.967%, 7/15/53(2)	365	376
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(2)	2	2
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(2)	462	427
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(2)	240	241

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Other—continued
BXG Receivables Note Trust 2023-A, A 144A 5.770%, 11/15/38(2)	$ 348	$ 345
Commercial Equipment Finance LLC 2024-1A, A 144A 5.970%, 7/16/29(2)	414	413
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(2)	473	398
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(2)	400	398
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(2)	348	332
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(2)	126	124
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(2)	310	311
MVW LLC 2024-1A, A 144A 5.320%, 2/20/43(2)	404	402
Octane Receivables Trust 2023-3A, C 144A 6.740%, 8/20/29(2)	425	431
Oportun Funding XIV LLC 2021-A, B 144A 1.760%, 3/8/28(2)	186	181
Planet Fitness Master Issuer LLC 2018-1A, A2II 144A 4.666%, 9/5/48(2)	510	500
Progress Residential Trust 2021-SFR6, D 144A 2.225%, 7/17/38(2)	190	174
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(2)	420	419
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(2)	425	424
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(2)	281	268
	Par Value(1)	Value

Other—continued
VFI ABS LLC 2022-1A, B 144A 3.040%, 7/24/28(2)	$ 585	$ 574
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(2)	256	225
		6,965

Total Asset-Backed Securities (Identified Cost $13,005)		12,829

Corporate Bonds and Notes—62.0%
Communication Services—3.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(2)	185	58
Altice France S.A.
144A 5.125%, 7/15/29(2)	125	84
144A 5.500%, 10/15/29(2)	185	124
CMG Media Corp. 144A 8.875%, 12/15/27(2)	225	113
CSC Holdings LLC
144A 7.500%, 4/1/28(2)	295	165
144A 11.750%, 1/31/29(2)	200	159
CT Trust 144A 5.125%, 2/3/32(2)	550	478
DISH DBS Corp.
5.875%, 11/15/24	180	171
7.750%, 7/1/26	170	108
Gray Television, Inc. 144A 7.000%, 5/15/27(2)(5)	330	291
Grupo Televisa SAB 4.625%, 1/30/26	525	512
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(2)	365	120
Millennium Escrow Corp. 144A 6.625%, 8/1/26(2)	250	127
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(2)	275	73
Sprint Capital Corp. 8.750%, 3/15/32(5)	235	281
Telecomunicaciones Digitales S.A. 144A 4.500%, 1/30/30(2)(5)	725	636

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Communication Services—continued
Telesat Canada 144A 6.500%, 10/15/27(2)(5)	$ 180	$ 52
		3,552

Consumer Discretionary—2.7%
Amer Sports Co. 144A 6.750%, 2/16/31(2)(5)	20	20
Ashtead Capital, Inc. 144A 2.450%, 8/12/31(2)(5)	570	459
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(5)	160	142
Clarios Global LP 144A 8.500%, 5/15/27(2)(5)	245	247
Ford Motor Credit Co. LLC 7.350%, 3/6/30(5)	200	211
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(5)	183	167
Newell Brands, Inc. 6.625%, 9/15/29(5)	227	222
Nissan Motor Acceptance Co. LLC 144A 7.050%, 9/15/28(2)(5)	145	150
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(5)	175	179
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(5)	85	81
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(5)	215	211
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(2)(5)	12	13
Tapestry, Inc. 7.850%, 11/27/33(5)	220	232
Wand NewCo 3, Inc. 144A 7.625%, 1/30/32(2)(5)	10	10
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(5)	255	234
		2,578

Consumer Staples—2.0%
BAT Capital Corp. 7.750%, 10/19/32(5)	330	373
	Par Value(1)	Value

Consumer Staples—continued
Central American Bottling Corp. 144A 5.250%, 4/27/29(2)	$ 370	$ 346
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)(5)	80	78
Minerva Luxembourg S.A. 144A 8.875%, 9/13/33(2)(5)	710	741
Pilgrim’s Pride Corp. 6.250%, 7/1/33(5)	160	162
Post Holdings, Inc. 144A 6.250%, 2/15/32(2)(5)	105	104
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(5)	125	115
		1,919

Energy—14.8%
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)	150	153
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(5)	255	261
Blue Racer Midstream LLC 144A 7.250%, 7/15/32(2)(5)	35	36
BP Capital Markets plc 4.875% (5)(7)	375	354
Civitas Resources, Inc. 144A 8.750%, 7/1/31(2)(5)	180	192
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)(5)	215	219
144A 6.714%, 8/15/63(2)(5)	40	42
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(2)(5)	382	397
CrownRock LP 144A 5.625%, 10/15/25(2)(5)	255	254
CVR Energy, Inc. 144A 8.500%, 1/15/29(2)(5)	215	216
Ecopetrol S.A.
4.625%, 11/2/31(5)	695	563
8.875%, 1/13/33(5)	585	599

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Encino Acquisition Partners Holdings LLC 144A 8.750%, 5/1/31(2)(5)	$ 20	$ 21
Energy Transfer LP Series H 6.500% (7)	245	240
EQM Midstream Partners LP 144A 6.375%, 4/1/29(2)(5)	55	55
Fermaca Enterprises S de RL de C.V. 144A 6.375%, 3/30/38(2)	687	676
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(5)	175	144
Genesis Energy LP 8.875%, 4/15/30(5)	205	214
Greensaif Pipelines Bidco S.a.r.l. 144A 6.129%, 2/23/38(2)(5)	235	235
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(5)	185	195
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(4)(5)	500	487
KazMunayGas National Co. JSC
144A 5.375%, 4/24/30(2)	310	300
144A 5.750%, 4/19/47(2)	640	545
144A 6.375%, 10/24/48(2)	350	322
RegS 6.375%, 10/24/48(4)	230	212
Kinder Morgan, Inc. 7.750%, 1/15/32(5)	195	219
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(2)(5)	120	118
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(2)	135	8
Nabors Industries Ltd. 144A 7.250%, 1/15/26(2)(5)	195	195
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(2)(5)	255	252
Occidental Petroleum Corp. 6.125%, 1/1/31(5)	70	71
	Par Value(1)	Value

Energy—continued
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (2)(7)(8)	$ 154	$ 10
Pertamina Persero PT
144A 2.300%, 2/9/31(2)(5)	1,075	883
RegS 6.450%, 5/30/44(4)(5)	815	846
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(3)	1,820	215
Petroleos Mexicanos
6.500%, 3/13/27	625	590
5.950%, 1/28/31	395	320
6.500%, 6/2/41	350	242
7.690%, 1/23/50(5)	30	22
6.375%, 1/23/45	730	479
6.350%, 2/12/48	520	335
Petronas Capital Ltd. 144A 3.500%, 4/21/30(2)(5)	630	576
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	825	842
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(5)	250	244
Transocean, Inc.
144A 8.250%, 5/15/29(2)(5)	35	35
144A 8.750%, 2/15/30(2)(5)	203	211
144A 8.500%, 5/15/31(2)(5)	55	55
Venture Global LNG, Inc. 144A 9.875%, 2/1/32(2)(5)	270	290
Western Midstream Operating LP 5.250%, 2/1/50(5)	160	139
		14,129

Financials—19.3%
Acrisure LLC
144A 8.250%, 2/1/29(2)	90	90
144A 6.000%, 8/1/29(2)(5)	145	132
AerCap Ireland Capital DAC 3.300%, 1/30/32(5)	170	145
Allianz SE 144A 6.350%, 9/6/53(2)(5)	200	207

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 8.522%, 8/15/53(5)(6)	$ 391	$ 392
Altice Financing S.A. 144A 5.000%, 1/15/28(2)(5)	355	280
American Express Co. 5.625%, 7/28/34(5)	160	159
Apollo Debt Solutions BDC 144A 6.900%, 4/13/29(2)(5)	170	171
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(2)	215	208
Baldwin Insurance Group Holdings LLC 144A 7.125%, 5/15/31(2)(5)	20	20
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(2)(5)	500	478
RegS 3.125%, 7/1/30(4)(5)	124	119
Banco de Credito e Inversiones S.A.
144A 8.750%(2)(5)(7)	350	366
144A 3.500%, 10/12/27(2)(5)	990	928
Banco Mercantil del Norte S.A. 144A 6.625% (2)(7)	780	701
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(2)(5)	510	500
Bancolombia S.A. 4.625%, 12/18/29	300	292
Bank of America Corp.
5.015%, 7/22/33(5)	295	287
2.482%, 9/21/36(5)	395	316
Bank of New York Mellon Corp. (The) Series G 4.700% (5)(7)	140	137
Barclays plc 7.437%, 11/2/33(5)	295	324
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(2)(5)	700	646
Blackstone Private Credit Fund 2.625%, 12/15/26(5)	155	142
Block, Inc. 144A 6.500%, 5/15/32(2)(5)	110	111
	Par Value(1)	Value

Financials—continued
Blue Owl Credit Income Corp. 4.700%, 2/8/27(5)	$ 174	$ 166
BNSF Funding Trust I 6.613%, 12/15/55(5)	210	208
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(2)(5)	160	146
Brookfield Finance, Inc. 6.350%, 1/5/34(5)	345	361
Capital One Financial Corp. 2.359%, 7/29/32(5)	145	113
Charles Schwab Corp. (The) Series H 4.000% (7)	360	300
Citigroup, Inc.
6.270%, 11/17/33(5)	270	283
6.174%, 5/25/34(5)	134	136
Citizens Bank N.A. 2.250%, 4/28/25(5)	35	34
Citizens Financial Group, Inc. 5.841%, 1/23/30(5)	19	19
Corebridge Financial, Inc. 6.875%, 12/15/52(5)	337	339
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(5)	585	553
Export-Import Bank Korea 5.125%, 1/11/33	670	670
Fifth Third Bancorp 4.337%, 4/25/33(5)	245	223
Foundry JV Holdco LLC 144A 6.250%, 1/25/35(2)(5)	275	280
Gaci First Investment Co. RegS 4.875%, 2/14/35(4)(5)	560	527
GGAM Finance Ltd. 144A 6.875%, 4/15/29(2)(5)	150	151
Global Atlantic Fin Co. 144A 7.950%, 6/15/33(2)(5)	137	151
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33(5)	175	149
6.450%, 5/1/36(5)	135	144
Grifols S.A. 144A 4.750%, 10/15/28(2)(5)	175	152
HUB International Ltd. 144A 7.375%, 1/31/32(2)(5)	35	35

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Huntington Bancshares, Inc. 2.550%, 2/4/30(5)	$ 280	$ 238
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(2)(5)	105	106
JPMorgan Chase & Co.
5.350%, 6/1/34	135	134
6.254%, 10/23/34(5)	200	211
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(5)	400	370
Lincoln National Corp. (3 month Term SOFR + 2.302%) 7.626%, 4/20/67(5)(6)	214	166
Medline Borrower LP 144A 6.250%, 4/1/29(2)(5)	45	45
Melco Resorts Finance Ltd. 144A 7.625%, 4/17/32(2)	565	560
MetLife, Inc. Series G 3.850% (7)	220	212
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(5)	370	345
Morgan Stanley
6.342%, 10/18/33(5)	225	238
5.948%, 1/19/38(5)	174	173
MSCI, Inc. 144A 3.625%, 9/1/30(2)(5)	261	232
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 8.501%, 4/30/43(5)(6)	165	165
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(5)	225	208
NatWest Group plc 6.475%, 6/1/34	200	204
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(5)	200	206
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(2)(5)	20	20
Prudential Financial, Inc. 6.750%, 3/1/53(5)	220	225
	Par Value(1)	Value

Financials—continued
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(5)	$ 370	$ 370
State Street Corp. Series I 6.700% (5)(7)	170	172
Synchrony Financial
4.875%, 6/13/25(5)	65	64
3.700%, 8/4/26(5)	93	88
Toronto-Dominion Bank (The) 8.125%, 10/31/82(5)	435	451
UBS Group AG
144A 9.250%(2)(5)(7)	35	39
144A 4.988%, 8/5/33(2)(5)	310	296
Vistra Operations Co. LLC 144A 6.875%, 4/15/32(2)(5)	120	121
Wells Fargo & Co.
5.389%, 4/24/34(5)	145	143
Series BB 3.900%(7)	400	378
		18,471

Health Care—2.0%
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(5)	255	242
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	335	292
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(2)	20	21
HCA, Inc. 5.500%, 6/1/33	290	287
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(5)	360	385
144A 10.000%, 6/1/32(2)	85	85
ModivCare, Inc. 144A 5.875%, 11/15/25(2)(5)	50	50
Organon & Co. 144A 7.875%, 5/15/34(2)(5)	15	15
Teva Pharmaceutical Finance Netherlands III B.V. 5.125%, 5/9/29	280	267

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Universal Health Services, Inc. 2.650%, 1/15/32(5)	$ 315	$ 256
		1,900

Industrials—5.1%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(2)(5)	781	684
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(5)	323	314
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)(5)	301	292
Boeing Co. (The)
3.750%, 2/1/50	215	140
5.930%, 5/1/60(5)	160	141
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 9/15/36(2)(5)	364	313
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(5)	481	408
Fortress Transportation & Infrastructure Investors LLC 144A 7.000%, 5/1/31(2)(5)	140	142
GFL Environmental, Inc. 144A 6.750%, 1/15/31(2)(5)	15	15
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(5)	265	259
Hertz Corp. (The)
144A 4.625%, 12/1/26(2)	80	62
144A 5.000%, 12/1/29(2)	180	119
Icahn Enterprises LP 6.250%, 5/15/26(5)	235	229
LBM Acquisition LLC 144A 6.250%, 1/15/29(2)(5)	250	226
Regal Rexnord Corp. 6.400%, 4/15/33(5)	371	382
Sempra Global 144A 3.250%, 1/15/32(2)(5)	405	333
	Par Value(1)	Value

Industrials—continued
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(5)	$ 235	$ 236
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	240	241
Veralto Corp. 144A 5.450%, 9/18/33(2)(5)	210	208
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)	155	141
		4,885

Information Technology—1.2%
Booz Allen Hamilton, Inc.
144A 3.875%, 9/1/28(2)(5)	195	183
144A 4.000%, 7/1/29(2)(5)	145	135
CommScope Technologies LLC 144A 6.000%, 6/15/25(2)(5)	225	185
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)(5)	35	34
144A 6.500%, 10/15/28(2)(5)	55	51
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(5)	85	86
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(5)	20	20
Rocket Software, Inc. 144A 9.000%, 11/28/28(2)(5)	100	101
Viasat, Inc. 144A 5.625%, 9/15/25(2)(5)	345	335
		1,130

Materials—3.5%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(2)	455	229
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(5)	370	341
Berry Global, Inc. 144A 5.650%, 1/15/34(2)(5)	125	122

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(2)(5)	$ 235	$ 233
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(2)(5)	320	302
Illuminate Buyer LLC 144A 9.000%, 7/1/28(2)(5)	220	220
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(5)	200	211
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(5)	260	250
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(2)(5)	215	214
OCP S.A.
144A 3.750%, 6/23/31(2)	200	169
144A 6.750%, 5/2/34(2)	600	606
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(5)	85	87
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(2)(5)	259	259
WR Grace Holdings LLC 144A 5.625%, 8/15/29(2)(5)	172	158
		3,401

Real Estate—2.1%
EPR Properties
4.750%, 12/15/26(5)	260	251
3.600%, 11/15/31(5)	95	79
GLP Capital LP
3.250%, 1/15/32(5)	132	110
6.750%, 12/1/33	135	140
Office Properties Income Trust 4.500%, 2/1/25	575	440
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(2)(5)	285	231
Safehold GL Holdings LLC 6.100%, 4/1/34(5)	210	208
	Par Value(1)	Value

Real Estate—continued
Service Properties Trust 4.500%, 3/15/25	$ 290	$ 287
VICI Properties LP
5.125%, 5/15/32(5)	185	175
144A 4.625%, 6/15/25(2)(5)	70	69
		1,990

Utilities—5.6%
AES Corp. (The) 7.600%, 1/15/55(5)	135	136
CMS Energy Corp. 4.750%, 6/1/50	460	423
Dominion Energy, Inc. Series A 6.875%, 2/1/55(5)	245	253
Electricite de France S.A.
144A 6.250%, 5/23/33(2)(5)	200	208
144A 6.900%, 5/23/53(2)(5)	365	391
Enel Finance International N.V. 144A 7.500%, 10/14/32(2)(5)	400	444
Entergy Corp. 7.125%, 12/1/54(5)	210	209
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	640	637
Ferrellgas LP
144A 5.375%, 4/1/26(2)(5)	90	88
144A 5.875%, 4/1/29(2)(5)	170	160
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)(5)	255	255
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(5)	30	31
144A 8.375%, 2/15/32(2)(5)	50	51
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(5)	320	338
PacifiCorp 5.800%, 1/15/55(5)	230	219
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(2)(5)	950	912
Southern Co. (The) Series 21-A 3.750%, 9/15/51(5)	490	456

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Vistra Corp. 144A 8.000% (2)(5)(7)	$ 125	$ 127
		5,338

Total Corporate Bonds and Notes (Identified Cost $63,619)		59,293

Leveraged Loans—17.0%
Aerospace—0.8%
Amentum Government Services Holdings LLC (1 month Term SOFR + 4.000%) 9.321%, 2/15/29(6)	128	128
Brown Group Holding LLC (1 month Term SOFR + 2.850%) 8.179%, 6/7/28(6)	161	162
Dynasty Acquisition Co., Inc.
2024, Tranche B-1 (1 month Term SOFR + 3.500%) 8.829%, 8/24/28(6)	132	133
2024, Tranche B-2 (1 month Term SOFR + 3.500%) 8.829%, 8/24/28(6)	51	51
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.733%, 6/21/27(6)	159	163
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 9.179%, 2/1/28(6)	146	146
		783

Chemicals—0.4%
LSF11 A5 Holdco LLC (1 month Term SOFR + 4.350%) 9.679%, 10/15/28(6)	149	149
Lummus Technology Hodings V LLC 2024, Tranche B (1 month Term SOFR + 3.614%) 8.944%, 12/31/29(6)	55	55
	Par Value(1)	Value

Chemicals—continued
Starfruit Finco B.V. Tranche B (3 month Term SOFR + 3.500%) 8.826%, 4/3/28(6)	$ 60	$ 60
Windsor Holdings III LLC 2024, Tranche B (1 month Term SOFR + 4.000%) 9.320%, 8/1/30(6)	124	126
		390

Consumer Durables—0.1%
Gloves Buyer, Inc. First Lien (1 month Term SOFR + 4.114%) 0.000%, 12/29/27(6)(9)	105	105
Consumer Non-Durables—0.6%
DS Parent, Inc. Tranche B (3 month Term SOFR + 5.500%) 10.802%, 1/31/31(6)	170	170
Kronos Acquisition Holdings, Inc. Tranche B-1 (3 month Term SOFR + 4.012%) 9.314%, 12/22/26(6)	148	147
Osmosis Buyer Ltd. 2023, Tranche B (1 month Term SOFR + 4.250%) 9.571% - 9.579%, 7/31/28(6)	138	139
Simply Good Foods USA, Inc. Tranche B (1 month Term SOFR + 2.600%) 0.000%, 3/17/27(6)(9)	70	70
		526

Energy—0.6%
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.750%) 0.000%, 5/22/31(6)(9)	30	30
Medallion Midland Acquisition LLC First Lien (3 month Term SOFR + 3.500%) 8.830%, 10/18/28(6)	156	156

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Oryx Midstream Services Permian Basin LLC 2024 (1 month Term SOFR + 3.114%) 8.436%, 10/5/28(6)	$ 138	$ 139
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.500%) 8.829%, 2/16/28(6)	145	146
Whitewater DBR Holdco LLC (3 month Term SOFR + 2.750%) 8.052%, 2/17/31(6)	95	95
		566

Financials—0.5%
Acrisure LLC 2023, Tranche B (1 month Term SOFR + 4.500%) 9.829%, 11/6/30(6)	100	100
AssuredPartners, Inc. 2024 (1 month Term SOFR + 3.500%) 8.829%, 2/14/31(6)	55	55
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 8.694%, 7/31/27(6)	134	132
Blackhawk Network Holdings, Inc. Tranche B (1 month Term SOFR + 5.000%) 10.329%, 3/12/29(6)	72	72
Truist Insurance Holdings LLC (2 month Term SOFR + 3.250%) 8.586%, 5/6/31(6)	105	106
		465

Food / Tobacco—1.2%
Del Monte Foods, Inc. (3 month Term SOFR + 4.400%) 9.736%, 5/16/29(6)	143	111
Fiesta Purchaser, Inc. (1 month Term SOFR + 4.000%) 9.329%, 2/12/31(6)	75	76
Naked Juice LLC (3 month Term SOFR + 3.350%) 8.659%, 1/24/29(6)	232	221
	Par Value(1)	Value

Food / Tobacco—continued
Pegasus Bidco B.V. 2024 (3 month Term SOFR + 3.750%) 9.072%, 7/12/29(6)	$ 119	$ 119
Sigma Holdco B.V. Tranche B-7 (6 month Term SOFR + 4.910%) 10.337%, 1/3/28(6)	278	279
Triton Water Holdings, Inc. First Lien (3 month Term SOFR + 3.512%) 8.814%, 3/31/28(6)	290	289
		1,095

Forest Prod / Containers—0.5%
Klockner Pentaplast of America, Inc. Tranche B (3 month Term SOFR + 4.975%) 10.267%, 2/12/26(6)	224	204
Mauser Packaging Solutions Holding Co. (1 month Term SOFR + 3.500%) 8.813%, 4/15/27(6)	20	20
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 8.694%, 3/3/28(6)	211	210
		434

Gaming / Leisure—0.9%
Alterra Mountain Co. Tranche B (1 month Term SOFR + 3.750%) 0.000%, 5/31/30(6)(9)	5	5
ECL Entertainment LLC Tranche B (1 month Term SOFR + 4.000%) 9.329%, 8/31/30(6)	154	155
Entain plc Tranche B-3 (1 month Term SOFR + 2.750%) 0.000%, 10/31/29(6)(9)	140	140
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.762%) 9.071%, 11/12/29(6)	85	85

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 9.559%, 8/1/30(6)	$ 100	$ 100
Playa Hotels & Resorts B.V. (1 month Term SOFR + 3.250%) 8.572%, 1/5/29(6)	145	146
Scientific Games Holdings LP (2-3 month Term SOFR + 3.250%) 8.556%, 4/4/29(6)	214	215
		846

Health Care—2.0%
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 9.329%, 9/29/28(6)	99	99
CHG Healthcare Services, Inc. First Lien (1 month Term SOFR + 3.364%) 8.694%, 9/29/28(6)	106	107
Cotiviti, Inc. (3 month Term SOFR + 3.250%) 8.563%, 5/1/31(6)	135	135
Endo Finance Holdings, Inc. Tranche B (3 month Term SOFR + 4.500%) 9.826%, 4/9/31(6)	25	25
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 9.409%, 10/1/27(6)	147	142
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 9.659%, 8/19/28(6)	114	114
IVC Acquisition Ltd. Tranche B-9 (3 month Term SOFR + 5.500%) 10.809%, 12/12/28(6)	95	95
	Par Value(1)	Value

Health Care—continued
Lannett Co., Inc. First Lien (1 month Term SOFR + 2.000%) 2.000%, 6/16/30(6)(10)	$ 10	$ 2
LifePoint Health, Inc. 2024 (3 month Term SOFR + 4.000%) 9.329%, 5/17/31(6)	25	25
Medline Borrower LP Tranche B (1 month Term SOFR + 2.750%) 8.079%, 10/23/28(6)	147	148
Phoenix Guarantor, Inc. Tranche B-4 (1 month Term SOFR + 3.250%) 8.579%, 2/21/31(6)	134	134
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.762%) 9.088%, 1/31/29(6)	215	205
Radnet Management, Inc. Tranche B (3 month Term SOFR + 2.500%) 7.827%, 4/23/31(6)	40	40
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 9.309%, 9/27/30(6)	170	170
Upstream Newco, Inc. 2021 (1-3 month Term SOFR + 4.512%) 9.694% - 9.841%, 11/20/26(6)	186	172
Viant Medical Holdings, Inc. First Lien (1 month Term SOFR + 3.864%) 9.194%, 7/2/25(6)	252	252
Waystar Technologies, Inc. (1 month Term SOFR + 4.000%) 9.329%, 10/22/29(6)	50	50
		1,915

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Housing—0.6%
Chariot Buyer LLC First Lien (1 month Term SOFR + 3.750%) 9.079%, 11/3/28(6)	$ 120	$ 120
Cornerstone Building Brands, Inc. Tranche C (1 month Term SOFR + 4.500%) 9.817%, 5/2/31(6)	80	80
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 8.836%, 2/26/29(6)	149	148
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.750%) 0.000%, 5/30/31(6)(9)	165	164
MI Windows & Doors LLC 2024 (1 month Term SOFR + 3.500%) 8.829%, 3/28/31(6)	20	20
		532

Information Technology—3.1%
Ahead DB Holdings LLC 2024 (3 month Term SOFR + 4.250%) 9.559%, 2/1/31(6)	50	50
Applied Systems, Inc.
2024, First Lien (3 month Term SOFR + 3.500%) 8.809%, 2/24/31(6)	134	135
2024, Second Lien (3 month Term SOFR + 5.250%) 10.559%, 2/23/32(6)	15	16
BMC Software 2028 (1 month Term SOFR + 4.000%) 9.329%, 12/29/28(6)	45	45
Boost Newco Borrower LLC Tranche B (3 month Term SOFR + 3.000%) 8.309%, 1/31/31(6)	85	85
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 8.577%, 7/6/29(6)	143	144
ConnectWise LLC (3 month Term SOFR + 3.762%) 9.064%, 9/29/28(6)	82	83
	Par Value(1)	Value

Information Technology—continued
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 10.324%, 12/12/29(6)	$ 217	$ 219
Endurance International Group Holdings, Inc. (1 month Term SOFR + 3.614%) 8.935%, 2/10/28(6)	210	196
Epicor Software Corp.
Tranche C (1 month Term SOFR + 3.364%) 8.680%, 7/30/27(6)	92	92
Tranche E (1 month Term SOFR + 3.250%) 0.000%, 5/23/31(6)(9)	9	9
Fortress Intermediate 3, Inc. (1 month Term SOFR + 3.750%) 0.000%, 5/9/31(6)(9)	85	85
Indicor Tranche B (3 month Term SOFR + 4.000%) 9.302%, 11/22/29(6)	193	194
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 9.341%, 3/2/28(6)	224	218
ION Trading Finance Ltd. 2024 (3 month Term SOFR + 4.000%) 0.000%, 4/1/28(6)(9)	170	170
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.750%) 10.059%, 9/16/30(6)	92	93
NCR Atleos LLC Tranche B (1-3 month Term SOFR + 4.850%) 10.179% - 10.180%, 3/27/29(6)	150	151
Polaris Newco LLC First Lien (3 month Term SOFR + 4.262%) 9.591%, 6/2/28(6)	154	154
Project Ruby Ultimate Parent Corp. First Lien (1 month Term SOFR + 3.364%) 8.694%, 3/10/28(6)	193	193
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 8.325%, 8/31/28(6)	40	40

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 8.444%, 4/24/28(6)	$ 145	$ 143
Rocket Software, Inc. (1 month Term SOFR + 4.750%) 10.079%, 11/28/28(6)	150	151
Sophia LP 2024, Tranche B (1 month Term SOFR + 3.600%) 8.929%, 10/9/29(6)	172	173
UKG, Inc. Tranche B (1 month Term SOFR + 3.250%) 8.570%, 2/10/31(6)	145	146
		2,985

Manufacturing—0.6%
Chart Industries, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.673%, 3/15/30(6)	132	133
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.813%, 9/28/28(6)	166	165
Filtration Group Corp. 2021 (1 month Term SOFR + 3.614%) 8.944%, 10/21/28(6)	219	220
Star U.S. Bidco LLC (1 month Term SOFR + 4.350%) 9.679%, 3/17/27(6)	86	87
		605

Media / Telecom - Broadcasting—0.2%
Terrier Media Buyer, Inc. 2021, Tranche B (3 month Term SOFR + 3.600%) 8.909%, 12/17/26(6)	149	117
	Par Value(1)	Value

Media / Telecom - Broadcasting—continued
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.614%) 0.000%, 1/1/40(6)(9)	$ 100	$ 100
		217

Media / Telecom - Cable/Wireless Video—0.6%
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 9.817%, 1/18/28(6)	219	211
DIRECTV Financing LLC 2024, Tranche B (1 month Term SOFR + 5.364%) 10.694%, 8/2/29(6)	228	228
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 8.571%, 11/12/27(6)	144	142
		581

Media / Telecom - Diversified Media—0.7%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 9.329%, 10/30/30(6)	108	107
McGraw-Hill Education, Inc. (1 month Term SOFR + 4.864%) 10.194%, 7/28/28(6)	169	169
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 9.579%, 5/3/28(6)	195	195

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Diversified Media—continued
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 10.406%, 4/11/29(6)	$ 173	$ 166
		637

Media / Telecom - Telecommunications—0.2%
Numericable U.S. LLC
Tranche B-11 (3 month LIBOR + 2.750%) 8.341%, 7/31/25(6)	214	185
Tranche B-12 (3 month LIBOR + 3.688%) 9.278%, 1/31/26(6)	20	17
		202

Media / Telecom - Wireless Communications—0.1%
Viasat, Inc. (1 month Term SOFR + 4.500%) 0.000%, 3/2/29(6)(9)	140	128
Retail—0.4%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.829%, 11/8/27(6)	149	150
EG America LLC Tranche C (3 month Term SOFR + 5.928%) 11.289%, 2/7/28(6)	145	142
PetsMart LLC (1 month Term SOFR + 3.850%) 9.179%, 2/11/28(6)	126	125
		417

Service—2.2%
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.929%, 12/11/28(6)	153	153
	Par Value(1)	Value

Service—continued
BIFM U.S. Finance LLC (1 month Term SOFR + 4.250%) 9.579%, 5/31/28(6)	$ 75	$ 75
BrightView Landscapes LLC Tranche B (1 month Term SOFR + 2.500%) 7.836%, 4/20/29(6)	180	181
Crisis Prevention Institute, Inc. (3 month Term SOFR + 4.750%) 10.043%, 4/9/31(6)	80	80
DG Investment Intermediate Holdings 2, Inc. 2022 (1 month Term SOFR + 4.750%) 10.079%, 3/31/28(6)	164	164
DXP Enterprises, Inc. (3 month Term SOFR + 4.850%) 10.164%, 10/11/30(6)	109	110
Garda World Security Corp. (3 month Term SOFR + 4.250%) 9.583%, 2/1/29(6)	155	156
Grant Thornton Advisors LLC Tranche B (3 month Term SOFR + 3.250%) 0.000%, 6/2/31(6)(9)	70	71
Kuehg Corp. Tranche B (3 month Term SOFR + 4.500%) 9.823%, 6/12/30(6)	224	225
Omnia Partners LLC (1 month LIBOR + 0.000%) 0.000%, 7/25/30(6)(9)	75	75
Planet U.S. Buyer LLC (3 month Term SOFR + 3.500%) 8.823%, 2/7/31(6)	60	60
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 9.585%, 3/4/28(6)	244	210
The Hertz Corp. 2023 (1 month Term SOFR + 8.750%) 9.071%, 6/30/28(6)	163	149

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Service—continued
TMF Sapphire Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.000%) 9.306%, 5/3/28(6)	$ 70	$ 70
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 9.429%, 11/2/27(6)	149	140
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 8.194%, 3/24/28(6)	154	144
		2,063

Transportation - Automotive—0.5%
American Axle & Manufacturing, Inc. Tranche B (1 month Term SOFR + 3.000%) 8.320%, 12/12/29(6)	94	94
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 10.591%, 3/30/27(6)	255	253
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 9.341%, 10/28/27(6)	136	123
Wand NewCo 3, Inc. (1 month Term SOFR + 3.750%) 9.079%, 1/30/31(6)	35	35
		505

Utilities—0.2%
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 3.500%) 8.829%, 8/22/29(6)	93	94
Waterbridge NDB Operating LLC (3 month Term SOFR + 4.500%) 9.826%, 5/7/29(6)	130	131
		225

Total Leveraged Loans (Identified Cost $16,232)		16,222

	Shares	Value
Preferred Stocks—0.8%
Financials—0.8%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)	275 (11)	$ 263
MetLife, Inc. Series D, 5.875%	213 (11)	212
Truist Financial Corp. Series Q, 5.100%	315 (11)	292
		767

Total Preferred Stocks (Identified Cost $805)		767

Common Stocks—0.1%
Consumer Discretionary—0.1%
MYT Holding LLC Class B(10)(12)	29,850	1
NMG Parent LLC(10)(12)	618	62
		63

Health Care—0.0%
Lannett Co., Inc.(10)(12)	1,663	—
Total Common Stocks (Identified Cost $275)		63

Total Long-Term Investments—142.6% (Identified Cost $144,478)		136,410

TOTAL INVESTMENTS—142.6% (Identified Cost $144,478)		$136,410
Other assets and liabilities, net—(42.6)%		(40,780)
NET ASSETS—100.0%		$ 95,630

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
SOFR	Secured Overnight Financing Rate

For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
Foreign Currencies:
BRL	Brazilian Real

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2024, these securities amounted to a value of $75,015 or 78.4% of net assets.
(3)	Security in default; no interest payments are being received.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $52,240.
(6)	Variable rate security. Rate disclosed is as of May 31, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(7)	No contractual maturity date.
(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(9)	This loan will settle after May 31, 2024, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(10)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(11)	Value shown as par value.
(12)	Non-income producing.
As of May 31, 2024, the Fund has the following unfunded loan commitment:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Epicor Software Corp. 2024 (1 month Term SOFR + 3.250%) 4.000%, 5/23/31	$1	$1	$1	$— (1)

(1)	Amount is less than $500 (not in thousands).
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2024	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 3,752	$ 3,752	$—
Foreign Government Securities	29,944	29,944	—
Mortgage-Backed Securities	13,540	13,540	—
Asset-Backed Securities	12,829	12,829	—
Corporate Bonds and Notes	59,293	59,293	—
Leveraged Loans	16,222	16,220	2
Equity Securities:
Preferred Stocks	767	767	—
Common Stocks	63	—	63 (1)
Total Investments	$136,410	$136,345	$65

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using quoted prices (Level 1) at May 31, 2024.
Security held by the Fund with an end of period value of $10 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31, 2024.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—76.2%
Angola —6.2%
Republic of Angola
144A 9.500%, 11/12/25(2)(3)	$ 3,860	$ 3,937
144A 8.250%, 5/9/28(2)	808	762
144A 8.750%, 4/14/32(2)	182	163
144A 9.375%, 5/8/48(2)	112	95
RegS 8.250%, 5/9/28(3)(4)	1,850	1,744
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(4)(5)	1,775	1,702
		8,403

Argentina—10.5%
Provincia De Buenos Aires RegS 6.375%, 9/1/37(4)(6)	4,389	1,931
Republic of Argentina
1.000%, 7/9/29	13,947	8,124
0.750%, 7/9/30(6)	7,510	4,274
		14,329

Brazil—4.0%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/31	12,300 BRL	2,162
Series F 10.000%, 1/1/33	18,800 BRL	3,251
		5,413

Colombia—3.3%
Republic of Colombia 4.500%, 3/15/29(3)	1,336	1,208
Titulos De Tesoreria
7.000%, 6/30/32	7,900,000 COP	1,640
	Par Value(1)	Value

Colombia—continued
7.250%, 10/18/34	8,275,000 COP	$ 1,656
		4,504

Ecuador—5.8%
Republic of Ecuador
144A 6.000%, 7/31/30(2)(6)	$ 5,914	3,957
RegS 6.000%, 7/31/30(4)(6)	5,789	3,873
		7,830

Egypt—7.4%
Arab Republic of Egypt
144A 3.875%, 2/16/26(2)(3)	2,741	2,556
144A 4.750%, 4/16/26(2)	7,000 EUR	7,226
144A 6.375%, 4/11/31(2)	246 EUR	220
		10,002

El Salvador—4.5%
Republic of El Salvador
RegS 5.875%, 1/30/25(3)(4)	2,368	2,318
RegS 6.375%, 1/18/27(3)(4)	1,298	1,140
RegS 8.625%, 2/28/29(4)	683	595
RegS 8.250%, 4/10/32(4)	1,909	1,480
RegS 7.650%, 6/15/35(4)	855	611
		6,144

Ethiopia—0.4%
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)(7)	785	553
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Gabon—4.7%
Republic of Gabon
144A 6.950%, 6/16/25(2)(3)	$ 3,481	$ 3,281
144A 7.000%, 11/24/31(2)(3)	1,800	1,433
RegS 6.950%, 6/16/25(3)(4)	1,800	1,697
		6,411

Indonesia—3.4%
Indonesia Government Bond
8.375%, 3/15/34	27,400,000 IDR	1,853
8.375%, 4/15/39	40,300,000 IDR	2,790
		4,643

Iraq—3.0%
Republic of Iraq RegS 5.800%, 1/15/28(4)	4,250	4,032
Ivory Coast—0.8%
Republic of Ivory Coast
RegS 5.250%, 3/22/30(4)	553 EUR	550
RegS 5.875%, 10/17/31(4)	565 EUR	558
		1,108

Kenya—1.1%
Republic of Kenya 144A 7.000%, 5/22/27(2)(3)	1,475	1,423
Lebanon—0.0%
Lebanese Republic RegS 6.400%, 5/26/23(4)(7)	848	58
Mexico—3.9%
Mex Bonos Desarr
7.750%, 11/23/34	58,000 MXN	2,967
7.750%, 11/13/42	48,800 MXN	2,358
		5,325

	Par Value(1)	Value

Mozambique—1.3%
Republic of Mozambique 144A 9.000%, 9/15/31(2)(3)(6)	$ 2,168	$ 1,778
Nigeria—3.5%
Republic of Nigeria
144A 6.500%, 11/28/27(2)(3)	1,493	1,394
144A 6.125%, 9/28/28(2)	543	482
144A 7.875%, 2/16/32(2)	3,220	2,841
		4,717

Pakistan—2.0%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(2)(3)	3,023	2,735
Papua New Guinea —1.0%
Papua New Guinea Government International Bond RegS 8.375%, 10/4/28(3)(4)	1,464	1,390
South Africa—3.0%
Republic of South Africa
6.250%, 3/31/36	16,700 ZAR	557
6.500%, 2/28/41	38,600 ZAR	1,183
8.750%, 1/31/44	25,700 ZAR	967
8.750%, 2/28/48	36,800 ZAR	1,372
		4,079

Sri Lanka—0.2%
Republic of Sri Lanka 144A 7.850%, 3/14/29(2)(7)	560	326
Tunisia—1.0%
Tunisian Republic
144A 5.750%, 1/30/25(2)(3)	860	809
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Tunisia—continued
144A 6.375%, 7/15/26(2)	608 EUR	$ 557
		1,366

Turkey—1.0%
Republic of Turkiye 9.875%, 1/15/28	$ 1,297	1,423
Ukraine—0.4%
Ukraine Government Bond 144A 7.750%, 9/1/28(2)(7)	1,775	520
Venezuela—2.0%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(7)	2,000	370
RegS 12.750%, 8/23/22(4)(7)	125	23
RegS 7.650%, 4/21/25(4)(7)	4,000	636
RegS 9.250%, 5/7/28(4)(7)	3,000	510
RegS 11.950%, 8/5/31(4)(7)	3,349	623
RegS 7.000%, 3/31/38(4)(7)	4,000	604
		2,766

Zambia—1.8%
Republic of Zambia
144A 5.375%, 9/20/24(2)(7)	209	143
144A 8.970%, 7/30/27(2)(7)	1,459	1,112
RegS 8.970%, 7/30/27(4)(7)	1,525	1,162
		2,417

Total Foreign Government Securities (Identified Cost $103,035)		103,695

	Par Value(1)	Value

Corporate Bonds and Notes—40.3%
Brazil—0.6%
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)(3)	$ 880	$ 792
Colombia—2.9%
Empresas Publicas de Medellin ESP RegS 7.625%, 9/10/24(4)	2,700,000 COP	687
Gran Tierra Energy, Inc. 144A 9.500%, 10/15/29(2)(3)	3,445	3,276
		3,963

Ghana—3.0%
Tullow Oil plc RegS 7.000%, 3/1/25(3)(4)	4,208	4,067
India—0.9%
Adani Green Energy Ltd. RegS 4.375%, 9/8/24(4)	1,275	1,263
Indonesia—1.0%
Theta Capital Pte Ltd. RegS 6.750%, 10/31/26(4)	1,500	1,403
Kazakhstan—1.4%
Development Bank of Kazakhstan JSC
144A 10.950%, 5/6/26(2)	506,000 KZT	1,064
144A 13.000%, 4/15/27(2)	270,000 KZT	597
QazaqGaz NC JSC 144A 4.375%, 9/26/27(2)	275	259
		1,920

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Mexico—19.4%
Banco Mercantil del Norte S.A.
144A 5.875%(2)(3)(8)	$ 1,268	$ 1,192
RegS 6.750%(4)(8)	1,536	1,528
Petroleos Mexicanos
5.950%, 1/28/31	1,124	910
RegS 7.190%, 9/12/24(4)	43,400 MXN	2,507
RegS 6.700%, 2/16/32(4)	293	244
Series 14-2 7.470%, 11/12/26	25,240 MXN	1,310
6.375%, 1/23/45(3)	10,500	6,891
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(4)	10,734	9,352
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(2)(3)	2,609	2,467
		26,401

Nigeria—0.5%
IHS Holding Ltd. 144A 6.250%, 11/29/28(2)	683	610
Peru—1.9%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)(4)	2,625	1,886
RegS 5.625%, 6/19/47(4)	1,225	729
		2,615

South Africa—1.4%
Eskom Holdings SOC Ltd. 144A 8.450%, 8/10/28(2)(3)	1,840	1,831
	Par Value(1)	Value

Turkey—1.2%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)(3)	$ 1,067	$ 1,033
Yapi ve Kredi Bankasi AS 144A 9.250%, 1/17/34(2)	638	658
		1,691

Ukraine—0.5%
VF Ukraine PAT via VFU Funding plc 144A 6.200%, 2/11/25(2)(5)	825	701
Uzbekistan—1.5%
Uzauto Motors AJ 144A 4.850%, 5/4/26(2)(3)	2,166	2,031
Venezuela—3.2%
Petroleos de Venezuela S.A.
RegS 9.000%, 11/17/21(4)(7)	13,249	1,649
RegS 12.750%, 2/17/22(4)(7)	3,450	504
RegS 6.000%, 5/16/24(4)(7)	7,395	873
RegS 9.750%, 5/17/35(4)(7)	1,000	136
RegS 5.500%, 4/12/37(4)(7)	10,000	1,180
		4,342

Vietnam—0.9%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)	1,265	1,197
Total Corporate Bonds and Notes (Identified Cost $54,965)		54,827
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
Shares	Value
Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $153)	$ 159

	Par Value(1)
Credit Linked Notes—3.7%
Iraq—3.7%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(6)(9)	178,982 JPY	1,058
(Counterparty: BOA) 3.304%, 1/1/28(6)(9)	393,558 JPY	2,321
(Counterparty: BOA) 3.399%, 1/6/28(6)(9)	294,393 JPY	1,738
Total Credit Linked Notes (Identified Cost $7,349)		5,117

Total Long-Term Investments—120.3% (Identified Cost $165,502)		163,798

	Shares
Short-Term Investment—3.8%
Money Market Mutual Fund—3.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.190%)(10)	5,152,347	5,152
Total Short-Term Investment (Identified Cost $5,152)		5,152

TOTAL INVESTMENTS—124.1% (Identified Cost $170,654)		$ 168,950
Other assets and liabilities, net—(24.1)%		(32,863)
NET ASSETS—100.0%		$ 136,087
Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2024, these securities amounted to a value of $56,011 or 41.2% of net assets.
(3)	All or a portion is segregated as collateral for reverse repurchase agreements. On May 31, 2024, securities valued at $47,483 were pledged as collateral for reverse repurchase agreements.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Variable rate security. Rate disclosed is as of May 31, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(7)	Security in default; no interest payments are being received.
(8)	No contractual maturity date.
For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
BCLY	Barclays
BOA	Bank of America
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CNH	Chinese Yuan Offshore
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
Reverse Repurchase Agreements as of May 31, 2024 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	5.65%	02/01/24	$ (684)
JPM	5.75	02/01/24	(1,612)
JPM	5.75	02/01/24	(338)
JPM	5.80	01/11/24	(928)
JPM	5.80	02/01/24	(463)
JPM	5.85	02/01/24	(1,015)
JPM	5.85	02/01/24	(1,465)
JPM	5.85	04/18/24	(1,149)
JPM	5.88	05/23/24	(2,960)
JPM	5.88	05/28/24	(1,164)
JPM	5.90	01/17/24	(1,568)
JPM	5.90	01/17/24	(1,104)
JPM	5.90	01/17/24	(1,292)
JPM	5.90	02/01/24	(1,046)
JPM	5.90	02/01/24	(2,232)
JPM	5.90	02/01/24	(978)
JPM	5.90	04/18/24	(1,511)
JPM	5.95	02/01/24	(1,498)
JPM	5.95	04/18/24	(1,102)
JPM	5.95	04/18/24	(1,217)
JPM	5.95	04/18/24	(613)
JPM	5.95	04/25/24	(831)
JPM	6.00	01/30/24	(462)
JPM	6.00	01/30/24	(1,359)
JPM	6.00	02/01/24	(1,754)
JPM	6.00	02/01/24	(599)
JPM	6.05	01/30/24	(707)
JPM	6.05	02/01/24	(1,430)
JPM	6.05	04/23/24	(1,452)
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
Reverse Repurchase Agreements as of May 31, 2024 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	6.05%	05/20/24	$ (942)
JPM	6.10	02/01/24	(893)
JPM	6.10	04/18/24	(1,502)
Total			$(37,870)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.

Open purchased option contracts as of May 31, 2024 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Call USD 1,216 versus Put CNH 8,964	GS	1,216,268	$ 8,964	$ 7.37	05/14/25	$ 11
Call USD 3,450 versus Put MXN 66,585	GS	3,450,000	66,585	19.30	05/20/25	79
Call USD 2,041 versus Put CNH 15,042	GS	2,041,000	15,042	7.37	05/29/25	19
Put Option(2)
Put AUD 5,124 versus Call USD 3,228	GS	5,124,000	3,228	0.63	05/30/25	50
Total						$159

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Over-the-counter options.

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2024 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 5 Year CDS, CCC /CCCu(3),*	Quarterly	BCLY	5.000%	12/20/25	$11,200	$(2,303)	$(1,097)	$—	$(1,206)
Total						$(2,303)	$(1,097)	$—	$(1,206)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
*	S&P / Morningstar DBRS, respectively.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Foreign Government Securities	$ 103,695	$ —	$ 103,695	$ —
Corporate Bonds and Notes	54,827	—	54,827	—
Credit Linked Notes	5,117	—	—	5,117
Money Market Mutual Fund	5,152	5,152	—	—
Other Financial Instruments:
Purchased Options	159	—	159	—
Total Assets	168,950	5,152	158,681	5,117
Liabilities:
Other Financial Instruments:
Over-the-Counter Credit Default Swap*	(2,303)	—	(2,303)	—
Reverse Repurchase Agreements*	(37,870)	—	(37,870)	—
Total Liabilities	(40,173)	—	(40,173)	—
Total Investments	$ 128,777	$5,152	$ 118,508	$5,117

*	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Swaps are reported at value. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the short-term maturity of these financial instruments.
There were no transfers into or out of Level 3 related to securities held at May 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2023:	$ 2,833	$ 2,833
Accrued discount/(premium)	80	80
Net realized gain (loss)	(107)	(107)
Net change in unrealized appreciation (depreciation)(a)	(260)	(260)
Purchases	3,321	3,321
Sales (b)	(750)	(750)
Balance as of May 31, 2024	$ 5,117	$ 5,117
(a) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2024, was $(260).
(b) Includes paydowns on securities.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2024
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—1.2%
U.S. Treasury Bonds
4.000%, 11/15/52(2)	$ 830	$ 745
4.750%, 11/15/53(2)	610	621
4.250%, 2/15/54(2)	3,055	2,866
U.S. Treasury Note 4.000%, 2/15/34(2)	545	524
Total U.S. Government Securities (Identified Cost $5,036)		4,756

Foreign Government Securities—3.1%
Arab Republic of Egypt
144A 7.500%, 1/31/27(3)	90	88
144A 7.600%, 3/1/29(3)	174	162
144A 8.500%, 1/31/47(3)	122	95
Benin Government International Bond 144A 7.960%, 2/13/38(3)	15	14
Bolivarian Republic of Venezuela
9.375%, 1/13/34(4)	225	42
RegS 8.250%, 10/13/24(4)(5)	610	98
RegS 7.650%, 4/21/25(4)(5)	830	132
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/29	1,415 BRL	256
Costa Rica Government
144A 6.550%, 4/3/34(3)	90	92
144A 7.300%, 11/13/54(3)	90	94
Dominican Republic 144A 4.875%, 9/23/32(3)	405	361
Federative Republic of Brazil 6.000%, 10/20/33	625	604
Finance Department Government of Sharjah 144A 4.000%, 7/28/50(3)	470	300
	Par Value(1)	Value

Foreign Government Securities—continued
Hungary Government International Bond 144A 6.250%, 9/22/32(3)	$ 320	$ 327
Islamic Republic of Pakistan 144A 7.375%, 4/8/31(3)	225	184
Kingdom of Jordan 144A 5.850%, 7/7/30(3)	220	202
Kingdom of Morocco
144A 3.000%, 12/15/32(3)	135	108
144A 5.500%, 12/11/42(3)	205	178
Oman Government International Bond 144A 6.750%, 1/17/48(3)	230	231
Republic of Angola 144A 8.750%, 4/14/32(3)	245	219
Republic of Argentina 3.500%, 7/9/41(6)	1,064	435
Republic of Armenia 144A 3.600%, 2/2/31(3)	140	114
Republic of Chile 3.500%, 1/31/34	85	73
Republic of Colombia 8.000%, 11/14/35	325	331
Republic of Ecuador 144A 6.000%, 7/31/30(3)(6)	315	211
Republic of El Salvador 144A 7.650%, 6/15/35(3)	300	214
Republic of Gabon 144A 6.950%, 6/16/25(3)	45	42
Republic of Ghana 144A 8.125%, 3/26/32(3)(4)	150	77
Republic of Indonesia 2.850%, 2/14/30	310	273
Republic of Ivory Coast
144A 6.375%, 3/3/28(3)	210	204
144A 8.250%, 1/30/37(3)	250	243
Republic of Kenya 144A 8.000%, 5/22/32(3)	95	87
Republic of Nigeria 144A 7.375%, 9/28/33(3)	340	283
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Panama
3.875%, 3/17/28	$ 135	$ 124
7.500%, 3/1/31	8	8
8.000%, 3/1/38	258	271
Republic of Philippines 3.700%, 3/1/41	364	289
Republic of Poland 4.875%, 10/4/33	360	347
Republic of Serbia 144A 6.500%, 9/26/33(3)	344	344
Republic of South Africa 5.875%, 6/22/30	335	311
Republic of Turkiye
7.625%, 4/26/29	420	429
9.125%, 7/13/30	590	640
7.625%, 5/15/34	200	201
Romania Government International Bond 144A 7.125%, 1/17/33(3)	310	325
Saudi International Bond
144A 5.500%, 10/25/32(3)	375	381
144A 4.500%, 10/26/46(3)	745	624
State of Qatar 144A 3.750%, 4/16/30(3)	235	221
Ukraine Government
144A 7.750%, 9/1/26(3)(4)	105	32
RegS 7.750%, 9/1/26(4)(5)	290	88
United Mexican States
3.500%, 2/12/34	730	597
6.338%, 5/4/53	205	196
6.400%, 5/7/54	300	288
Total Foreign Government Securities (Identified Cost $12,997)		12,090

Mortgage-Backed Securities—6.8%
Agency—1.0%
Federal National Mortgage Association
Pool #FS4438 5.000%, 11/1/52	819	789
	Par Value(1)	Value

Agency—continued
Pool #MA4785 5.000%, 10/1/52	$ 825	$ 795
Pool #MA4805 4.500%, 11/1/52	866	811
Pool #MA4980 6.000%, 4/1/53	1,540	1,544
		3,939

Non-Agency—5.8%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(6)	193	179
American Homes 4 Rent Trust 2015-SFR2, C 144A 4.691%, 10/17/52(3)	340	333
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(3)	245	223
2021-SFR3, D 144A 2.177%, 10/17/38(3)	260	237
Angel Oak Mortgage Trust 2023-1, A1 144A 4.750%, 9/26/67(3)(6)	197	191
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(6)	347	328
2019-2, A1 144A 3.347%, 4/25/49(3)(6)	129	122
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	210	208
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 7.215%, 4/15/37(3)(6)	435	437
BX Commercial Mortgage Trust 2024-XL5, A (1 month Term SOFR + 1.392%, Cap N/A, Floor 1.392%) 144A 6.708%, 3/15/41(3)(6)	336	336
BX Trust
2019-OC11, D 144A 3.944%, 12/9/41(3)(6)	660	579

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
2022-CLS, A 144A 5.760%, 10/13/27(3)	$ 663	$ 658
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 7.937%, 9/15/38(3)(6)	340	343
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(3)(6)	91	81
2016-SH2, M2 144A 3.750%, 12/25/45(3)(6)	314	279
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(3)(6)	386	354
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(3)(6)	202	195
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(3)	350	326
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(3)	400	350
2022-1, A 144A 4.744%, 6/17/55(3)(6)	415	407
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(3)(6)	274	237
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(3)(6)	259	230
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(6)	34	32
ELM Trust 2024-ELM, A10 144A 5.801%, 6/10/27(3)(6)(7)	317	317
Extended Stay America Trust 2021-ESH, C (1 month Term SOFR + 1.814%, Cap N/A, Floor 1.700%) 144A 7.131%, 7/15/38(3)(6)	457	456
	Par Value(1)	Value

Non-Agency—continued
FirstKey Homes Trust 2021-SFR1, D 144A 2.189%, 8/17/38(3)	$ 330	$ 301
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(3)(6)	15	13
INTOWN Mortgage Trust 2022-STAY, A (1 month Term SOFR + 2.489%, Cap N/A, Floor 2.489%) 144A 7.806%, 8/15/39(3)(6)	537	540
JPMBB Commercial Mortgage Securities Trust 2014-C18, AS 4.439%, 2/15/47(6)	559	557
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.729%, 10/25/29(3)(6)	205	183
2017-3, 2A2 144A 2.500%, 8/25/47(3)(6)	72	62
MetLife Securitization Trust
2017-1A, M1 144A 3.475%, 4/25/55(3)(6)	241	209
2019-1A, A1A 144A 3.750%, 4/25/58(3)(6)	37	36
MFA Trust
2022-INV2, A1 144A 4.950%, 7/25/57(3)(6)	644	628
2022-NQM2, A1 144A 4.000%, 5/25/67(3)(6)	193	182
Mill City Mortgage Loan Trust
2017-3, B1 144A 3.250%, 1/25/61(3)(6)	415	348
2019-1, M2 144A 3.500%, 10/25/69(3)(6)	354	312
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(6)	33	31
2016-3A, A1 144A 3.750%, 9/25/56(3)(6)	43	40
2016-3A, B1 144A 4.000%, 9/25/56(3)(6)	170	156
2016-4A, A1 144A 3.750%, 11/25/56(3)(6)	19	18

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
2016-4A, B1A 144A 4.500%, 11/25/56(3)(6)	$ 886	$ 841
2017-2A, A3 144A 4.000%, 3/25/57(3)(6)	679	635
2019-RPL2, M2 144A 3.750%, 2/25/59(3)(6)	440	375
ORL Trust 2023-GLKS, A (1 month Term SOFR + 2.350%, Cap N/A, Floor 2.350%) 144A 7.667%, 10/19/36(3)(6)	438	440
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(3)(6)	177	177
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	830	763
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(6)	178	147
Sequoia Mortgage Trust 2013-8, B1 3.480%, 6/25/43(6)	65	61
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(3)(6)	59	48
Towd Point Mortgage Trust
2016-4, B1 144A 4.024%, 7/25/56(3)(6)	480	449
2017-1, A2 144A 3.500%, 10/25/56(3)(6)	330	324
2017-1, M1 144A 3.750%, 10/25/56(3)(6)	385	366
2017-4, A2 144A 3.000%, 6/25/57(3)(6)	610	550
2018-6, A1B 144A 3.750%, 3/25/58(3)(6)	330	308
2018-6, A2 144A 3.750%, 3/25/58(3)(6)	480	426
2019-2, A2 144A 3.750%, 12/25/58(3)(6)	515	453
2019-4, A2 144A 3.250%, 10/25/59(3)(6)	445	388
	Par Value(1)	Value

Non-Agency—continued
2021-1, A2 144A 2.750%, 11/25/61(3)(6)	$ 465	$ 372
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	561
2020-SFR2, D 144A 2.281%, 11/17/39(3)	660	581
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	185	171
VCAT LLC 2021-NPL4, A1 144A 1.868%, 8/25/51(3)(6)	145	142
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(3)(6)	349	338
2022-6, A1 144A 4.910%, 6/25/67(3)(6)	234	230
2022-6, A3 144A 4.910%, 6/25/67(3)(6)	493	476
2022-7, A1 144A 5.152%, 7/25/67(3)(6)	501	494
2023-8, A1 144A 6.259%, 12/25/68(3)(6)	317	318
Visio Trust
2020-1R, A2 144A 1.567%, 11/25/55(3)	52	47
2022-1, A2 144A 5.850%, 8/25/57(3)(6)	245	241
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	649	630
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(6)	115	95
		22,501

Total Mortgage-Backed Securities (Identified Cost $28,058)		26,440

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Asset-Backed Securities—5.6%
Automobiles—2.2%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(3)	$ 303	$ 302
ACM Auto Trust 2023-2A, A 144A 7.970%, 6/20/30(3)	201	202
American Credit Acceptance Receivables Trust 2022-1, E 144A 3.640%, 3/13/28(3)	560	542
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(3)	462	461
Avis Budget Rental Car Funding LLC (AESOP) 2019-2A, D 144A 3.040%, 9/22/25(3)	397	394
Carvana Auto Receivables Trust
2019-3A, E 144A 4.600%, 7/15/26(3)	214	213
2023-N4, C 144A 6.590%, 2/11/30(3)	485	495
2024-N1, B 144A 5.630%, 5/10/30(3)	530	529
Credit Acceptance Auto Loan Trust 2024-1A, A 144A 5.680%, 3/15/34(3)	316	316
Exeter Automobile Receivables Trust 2023-3A, D 6.680%, 4/16/29	530	535
GLS Auto Receivables Issuer Trust 2024-2A, C 144A 6.030%, 2/15/30(3)	360	360
LAD Auto Receivables Trust
2023-1A, D 144A 7.300%, 6/17/30(3)	550	558
	Par Value(1)	Value

Automobiles—continued
2023-2A, D 144A 6.300%, 2/15/31(3)	$ 450	$ 448
2023-4A, C 144A 6.760%, 3/15/29(3)	412	421
Lendbuzz Securitization Trust 2023-2A, A2 144A 7.090%, 10/16/28(3)	346	349
Lobel Automobile Receivables Trust 2023-1, B 144A 7.050%, 9/15/28(3)	535	535
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(3)	410	402
Tricolor Auto Securitization Trust 2023-1A, C 144A 7.240%, 2/16/27(3)	554	556
United Auto Credit Securitization Trust 2024-1, C 144A 7.060%, 10/10/29(3)	405	406
Westlake Automobile Receivables Trust 2024-1A, B 144A 5.550%, 11/15/27(3)	469	467
		8,491

Consumer Loans—0.0%
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(3)	142	141
Upstart Securitization Trust 2022-2, A 144A 4.370%, 5/20/32(3)	15	15
		156

Credit Card—0.4%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(3)	590	575

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Credit Card—continued
Mercury Financial Credit Card Master Trust 2023-1A, A 144A 8.040%, 9/20/27(3)	$ 555	$ 559
Mission Lane Credit Card Master Trust 2023-A, A 144A 7.230%, 7/17/28(3)	447	449
		1,583

Other—3.0%
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(3)	422	436
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(3)	1	1
2019-A, C 144A 4.010%, 7/16/40(3)	475	433
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(3)	290	291
BHG Securitization Trust
2023-B, A 144A 6.920%, 12/17/36(3)	272	277
2024-1CON, A 144A 5.810%, 4/17/35(3)	395	395
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	225	206
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(3)	335	303
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(3)	406	407
Dext ABS LLC
2020-1, D 144A 7.210%, 2/15/28(3)	475	474
2023-2, B 144A 6.410%, 5/15/34(3)	405	406
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(3)	113	106
	Par Value(1)	Value

Other—continued
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(3)	$ 581	$ 489
Five Guys Holdings, Inc. 2023-1A, A2 144A 7.549%, 1/26/54(3)	405	418
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(3)	6	6
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(3)	460	458
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(3)	70	65
Hotwire Funding LLC 2021-1, C 144A 4.459%, 11/20/51(3)	695	626
Jack in the Box Funding LLC 2022-1A, A2I 144A 3.445%, 2/26/52(3)	525	486
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(3)	431	411
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(3)	156	154
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(3)	360	362
Momnt Technologies Trust 2023-1A, A 144A 6.920%, 3/20/45(3)	355	356
NBC Funding LLC 2021-1, A2 144A 2.989%, 7/30/51(3)	470	432
Octane Receivables Trust 2023-3A, C 144A 6.740%, 8/20/29(3)	545	553
Pawneee Equipment Receivables LLC 2022-1, B 144A 5.400%, 7/17/28(3)	500	491

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Progress Residential Trust 2021-SFR6, D 144A 2.225%, 7/17/38(3)	$ 235	$ 216
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(3)	510	509
RCKT Mortgage Trust 2024-CES1, A1A 144A 6.025%, 2/25/44(3)(6)	289	288
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(3)	500	498
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(3)	352	345
Trafigura Securitisation Finance plc 2024-1A, A2 144A 5.980%, 11/15/27(3)	365	364
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(3)	556	489
		11,751

Total Asset-Backed Securities (Identified Cost $22,329)		21,981

Corporate Bonds and Notes—13.5%
Communication Services—0.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	200	62
Altice France S.A.
144A 5.125%, 1/15/29(3)	300	203
144A 5.125%, 7/15/29(3)	175	117
CCO Holdings LLC 144A 4.750%, 3/1/30(2)(3)	375	319
CMG Media Corp. 144A 8.875%, 12/15/27(3)	395	198
CSC Holdings LLC
144A 7.500%, 4/1/28(3)	365	204
144A 11.750%, 1/31/29(3)	250	199
	Par Value(1)	Value

Communication Services—continued
CT Trust 144A 5.125%, 2/3/32(3)	$ 110	$ 96
DISH DBS Corp.
5.875%, 11/15/24	260	248
7.750%, 7/1/26	205	130
Gray Television, Inc. 144A 7.000%, 5/15/27(3)	350	309
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(3)	335	110
Millennium Escrow Corp. 144A 6.625%, 8/1/26(3)	350	177
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(3)	490	129
Sprint Capital Corp. 8.750%, 3/15/32(2)	230	275
Telesat Canada 144A 6.500%, 10/15/27(3)	270	79
		2,855

Consumer Discretionary—0.5%
Amer Sports Co. 144A 6.750%, 2/16/31(3)	25	25
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)(3)	260	254
Ford Motor Credit Co. LLC 7.350%, 3/6/30(2)	192	202
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	283	259
Newell Brands, Inc. 6.625%, 9/15/29(2)	238	233
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	150	154
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(3)	135	129
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(3)	250	246
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(2)(3)	18	19
Tapestry, Inc. 7.850%, 11/27/33(2)	244	257

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Consumer Discretionary—continued
Wand NewCo 3, Inc. 144A 7.625%, 1/30/32(2)(3)	$ 10	$ 10
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	355	325
		2,113

Consumer Staples—0.4%
BAT Capital Corp. 7.750%, 10/19/32(2)	238	269
Central American Bottling Corp. 144A 5.250%, 4/27/29(3)	260	244
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)(3)	95	92
HLF Financing S.a.r.l. LLC 144A 4.875%, 6/1/29(2)(3)	220	143
Minerva Luxembourg S.A. 144A 8.875%, 9/13/33(3)	215	224
Pilgrim’s Pride Corp. 6.250%, 7/1/33(2)	230	232
Post Holdings, Inc. 144A 6.250%, 2/15/32(2)(3)	150	149
Sigma Holdco B.V. 144A 7.875%, 5/15/26(3)	200	195
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(3)	145	134
		1,682

Energy—2.6%
Alliance Resource Operating Partners LP
144A 7.500%, 5/1/25(2)(3)	295	295
144A 8.625%, 6/15/29(3)	190	194
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(3)	410	419
Blue Racer Midstream LLC 144A 7.250%, 7/15/32(2)(3)	35	36
BP Capital Markets plc 4.875% (2)(8)	437	412
	Par Value(1)	Value

Energy—continued
Civitas Resources, Inc. 144A 8.750%, 7/1/31(2)(3)	$ 225	$ 240
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)(3)	260	265
144A 6.714%, 8/15/63(2)(3)	50	53
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(2)(3)	526	546
Crescent Energy Finance LLC 144A 7.625%, 4/1/32(2)(3)	5	5
CrownRock LP
144A 5.625%, 10/15/25(2)(3)	85	85
144A 5.000%, 5/1/29(2)(3)	170	168
CVR Energy, Inc. 144A 8.500%, 1/15/29(2)(3)	340	341
Ecopetrol S.A.
4.625%, 11/2/31	180	146
8.875%, 1/13/33	250	256
Encino Acquisition Partners Holdings LLC 144A 8.750%, 5/1/31(2)(3)	25	26
Energy Transfer LP Series H 6.500% (2)(8)	350	343
EQM Midstream Partners LP 144A 6.375%, 4/1/29(2)(3)	85	85
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	467	384
Genesis Energy LP 8.875%, 4/15/30(2)	180	188
Greensaif Pipelines Bidco S.a.r.l. 144A 6.129%, 2/23/38(3)	55	55
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	275	290
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(3)(5)	380	370

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
KazMunayGas National Co. JSC
144A 5.375%, 4/24/30(3)	$ 20	$ 19
144A 6.375%, 10/24/48(3)	325	299
RegS 6.375%, 10/24/48(5)	200	184
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	239	267
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(3)	105	7
Nabors Industries Ltd. 144A 7.250%, 1/15/26(3)	285	286
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(2)(3)	185	182
Occidental Petroleum Corp. 6.125%, 1/1/31(2)	230	235
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(8)(9)	26	2
Pertamina Persero PT 144A 2.300%, 2/9/31(3)	480	394
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(4)	665	78
Petroleos Mexicanos
6.500%, 3/13/27	390	368
6.700%, 2/16/32	180	151
7.690%, 1/23/50	260	189
Petronas Capital Ltd. 144A 3.500%, 4/21/30(3)	205	187
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(5)	280	286
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	330	323
Transcanada Trust 5.600%, 3/7/82	305	275
Transocean, Inc.
144A 8.250%, 5/15/29(3)	50	50
144A 8.750%, 2/15/30(2)(3)	257	268
144A 8.500%, 5/15/31(3)	80	80
Venture Global LNG, Inc. 144A 9.875%, 2/1/32(2)(3)	390	418
	Par Value(1)	Value

Energy—continued
Western Midstream Operating LP 5.250%, 2/1/50(2)	$ 285	$ 248
		9,998

Financials—4.8%
Acrisure LLC
144A 8.250%, 2/1/29(3)	130	131
144A 6.000%, 8/1/29(3)	135	123
Allianz SE 144A 6.350%, 9/6/53(2)(3)	200	207
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 8.522%, 8/15/53(2)(6)	275	276
Altice Financing S.A. 144A 5.000%, 1/15/28(2)(3)	515	407
American Express Co. 5.625%, 7/28/34(2)	208	207
Apollo Debt Solutions BDC 144A 6.900%, 4/13/29(2)(3)	223	225
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)(3)	509	422
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(3)	320	310
Baldwin Insurance Group Holdings LLC 144A 7.125%, 5/15/31(2)(3)	30	30
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(3)	278	266
RegS 3.125%, 7/1/30(5)	73	70
Banco de Credito e Inversiones S.A. 144A 8.750% (3)(8)	330	345
Banco Mercantil del Norte S.A. 144A 6.625% (3)(8)	150	135
Bank of America Corp.
5.015%, 7/22/33	282	275
2.482%, 9/21/36	386	309

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Bank of New York Mellon Corp. (The) Series G 4.700% (2)(8)	$ 427	$ 419
Barclays plc 7.437%, 11/2/33(2)	259	285
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(3)	270	249
Blackstone Private Credit Fund 2.625%, 12/15/26(2)	256	234
Block, Inc. 144A 6.500%, 5/15/32(2)(3)	165	167
Blue Owl Credit Income Corp. 4.700%, 2/8/27(2)	216	206
Blue Owl Finance LLC 144A 3.125%, 6/10/31(2)(3)	415	347
BNSF Funding Trust I 6.613%, 12/15/55(2)	245	242
BPCE S.A. 144A 7.003%, 10/19/34(3)	250	269
Brixmor Operating Partnership LP 5.750%, 2/15/35(2)	95	94
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(3)	270	247
Brookfield Finance, Inc. 6.350%, 1/5/34(2)	221	231
Capital One Financial Corp. 2.359%, 7/29/32(2)	255	199
Charles Schwab Corp. (The) Series H 4.000% (2)(8)	334	278
Citigroup, Inc.
6.270%, 11/17/33	194	203
6.174%, 5/25/34(2)	202	205
Citizens Bank N.A. 2.250%, 4/28/25(2)	165	160
Corebridge Financial, Inc. 6.875%, 12/15/52(2)	326	328
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(3)	480	454
Export-Import Bank Korea 5.125%, 1/11/33	220	220
	Par Value(1)	Value

Financials—continued
F&G Annuities & Life, Inc. 6.500%, 6/4/29	$ 165	$ 165
Fifth Third Bancorp 4.337%, 4/25/33(2)	273	248
Foundry JV Holdco LLC 144A 6.250%, 1/25/35(2)(3)	325	331
Gaci First Investment Co. RegS 4.875%, 2/14/35(5)	245	231
GGAM Finance Ltd. 144A 6.875%, 4/15/29(2)(3)	225	227
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	169	187
144A 6.750%, 3/15/54(2)(3)	35	35
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33(2)	245	208
6.450%, 5/1/36(2)	190	202
Grifols S.A. 144A 4.750%, 10/15/28(3)	245	213
HUB International Ltd. 144A 7.375%, 1/31/32(3)	55	55
Huntington Bancshares, Inc. 2.550%, 2/4/30(2)	297	252
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(3)	145	146
JPMorgan Chase & Co. 1.953%, 2/4/32(2)	470	380
KeyCorp 6.401%, 3/6/35(2)	221	222
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(2)(3)	210	197
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	320	296
Lincoln National Corp. (3 month Term SOFR + 2.302%) 7.626%, 4/20/67(2)(6)	195	151
Medline Borrower LP 144A 6.250%, 4/1/29(2)(3)	65	65
Melco Resorts Finance Ltd. 144A 7.625%, 4/17/32(3)	300	297

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(2)(3)	$ 245	$ 248
MetLife, Inc. Series G 3.850% (2)(8)	340	327
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	265	247
Morgan Stanley
6.342%, 10/18/33(2)	317	335
5.948%, 1/19/38(2)	208	207
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	256	227
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 8.501%, 4/30/43(2)(6)	270	270
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(3)	360	333
NatWest Group plc 6.475%, 6/1/34(2)	220	224
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	206
Northern Trust Corp. 6.125%, 11/2/32(2)	209	217
Nuveen LLC 144A 5.850%, 4/15/34(2)(3)	245	246
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(2)(3)	30	30
Prudential Financial, Inc.
5.125%, 3/1/52(2)	148	137
6.750%, 3/1/53(2)	120	123
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	200	200
State Street Corp. Series I 6.700% (2)(8)	200	202
Synchrony Financial
4.875%, 6/13/25(2)	80	79
3.700%, 8/4/26(2)	117	111
Texas Capital Bancshares, Inc. 4.000%, 5/6/31(2)	495	450
	Par Value(1)	Value

Financials—continued
Toronto-Dominion Bank (The) 8.125%, 10/31/82	$ 239	$ 248
UBS Group AG
144A 9.250%(2)(3)(8)	35	39
144A 4.988%, 8/5/33(2)(3)	289	276
Vistra Operations Co. LLC 144A 6.875%, 4/15/32(2)(3)	165	166
Wells Fargo & Co.
5.389%, 4/24/34(2)	270	266
Series BB 3.900%(2)(8)	470	444
		18,741

Health Care—0.7%
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(3)	395	375
Community Health Systems, Inc. 144A 4.750%, 2/15/31(3)	285	225
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30(2)	388	338
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(3)	20	21
HCA, Inc. 5.500%, 6/1/33(2)	274	271
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	305	326
144A 10.000%, 6/1/32(3)	110	110
Medline Borrower LP 144A 5.250%, 10/1/29(2)(3)	205	193
ModivCare, Inc. 144A 5.875%, 11/15/25(3)	55	55
Organon & Co. 144A 7.875%, 5/15/34(2)(3)	20	20
Par Pharmaceutical, Inc. 7.500%, 4/1/27(7)	187	—
Smith & Nephew plc 5.400%, 3/20/34	220	216
Universal Health Services, Inc. 2.650%, 1/15/32(2)	344	280

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Viatris, Inc.
2.700%, 6/22/30(2)	$ 160	$ 135
4.000%, 6/22/50(2)	135	91
		2,656

Industrials—1.2%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(3)	322	282
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(3)	468	455
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)(3)	254	237
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)(3)	243	236
Boeing Co. (The)
3.750%, 2/1/50(2)	205	133
5.930%, 5/1/60(2)	147	130
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	448	380
Fortress Transportation & Infrastructure Investors LLC 144A 7.000%, 5/1/31(2)(3)	210	212
GFL Environmental, Inc. 144A 6.750%, 1/15/31(2)(3)	20	20
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	360	352
Hertz Corp. (The)
144A 4.625%, 12/1/26(3)	185	144
144A 5.000%, 12/1/29(3)	320	211
Icahn Enterprises LP
6.250%, 5/15/26(2)	165	161
5.250%, 5/15/27(2)	40	37
LBM Acquisition LLC 144A 6.250%, 1/15/29(3)	195	176
Regal Rexnord Corp. 6.400%, 4/15/33(2)	329	339
Sempra Global 144A 3.250%, 1/15/32(2)(3)	475	391
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(3)	205	206
	Par Value(1)	Value

Industrials—continued
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37(2)	$ 296	$ 297
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)(3)	420	382
		4,781

Information Technology—0.4%
Booz Allen Hamilton, Inc.
144A 3.875%, 9/1/28(2)(3)	226	212
144A 4.000%, 7/1/29(2)(3)	90	84
CommScope Technologies LLC 144A 6.000%, 6/15/25(3)	270	222
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)(3)	75	73
144A 6.500%, 10/15/28(2)(3)	115	106
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	100	101
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(3)	25	25
Rocket Software, Inc. 144A 9.000%, 11/28/28(2)(3)	145	147
Viasat, Inc. 144A 5.625%, 9/15/25(3)	445	432
Vontier Corp. 2.950%, 4/1/31(2)	200	164
		1,566

Materials—0.7%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(3)	565	284
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	415	383
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(3)	200	198
Illuminate Buyer LLC 144A 9.000%, 7/1/28(3)	255	255

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	$ 200	$ 211
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	240	231
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(3)	250	249
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(3)	230	235
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	130	133
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(3)	382	381
WR Grace Holdings LLC 144A 5.625%, 8/15/29(3)	294	271
		2,831

Real Estate—0.5%
EPR Properties 4.750%, 12/15/26(2)	455	439
GLP Capital LP 6.750%, 12/1/33(2)	320	332
Office Properties Income Trust 4.500%, 2/1/25	235	180
Sabra Health Care LP 3.200%, 12/1/31(2)	270	223
Safehold GL Holdings LLC 6.100%, 4/1/34(2)	245	243
VICI Properties LP
5.125%, 5/15/32(2)	135	128
144A 4.625%, 6/15/25(2)(3)	65	64
144A 5.750%, 2/1/27(2)(3)	190	190
		1,799

Utilities—1.0%
AES Corp. (The) 7.600%, 1/15/55	175	176
CMS Energy Corp. 4.750%, 6/1/50(2)	446	410
Dominion Energy, Inc. Series A 6.875%, 2/1/55(2)	280	289
	Par Value(1)	Value

Utilities—continued
Electricite de France S.A.
144A 6.250%, 5/23/33(2)(3)	$ 184	$ 191
144A 6.900%, 5/23/53(2)(3)	176	188
Enel Finance International N.V. 144A 7.500%, 10/14/32(3)	231	256
Entergy Corp. 7.125%, 12/1/54	290	289
Ferrellgas LP
144A 5.375%, 4/1/26(2)(3)	125	122
144A 5.875%, 4/1/29(2)(3)	275	260
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(3)	276	276
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	55	56
144A 8.375%, 2/15/32(2)(3)	90	92
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	328	347
PacifiCorp 5.800%, 1/15/55(2)	214	204
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(3)	250	240
Southern Co. (The) Series 21-A 3.750%, 9/15/51(2)	419	390
Vistra Corp. 144A 8.000% (2)(3)(8)	190	193
		3,979

Total Corporate Bonds and Notes (Identified Cost $56,374)		53,001

Leveraged Loans—6.2%
Aerospace—0.2%
Amentum Government Services Holdings LLC (1 month Term SOFR + 4.000%) 9.321%, 2/15/29(6)	162	163
Brown Group Holding LLC (1 month Term SOFR + 2.850%) 8.179%, 6/7/28(6)	208	209

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Aerospace—continued
Dynasty Acquisition Co., Inc.
2024, Tranche B-1 (1 month Term SOFR + 3.500%) 8.829%, 8/24/28(6)	$ 162	$ 163
2024, Tranche B-2 (1 month Term SOFR + 3.500%) 8.829%, 8/24/28(6)	62	63
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.733%, 6/21/27(6)	195	199
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 9.179%, 2/1/28(6)	194	194
		991

Chemicals—0.2%
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 9.179%, 11/8/27(6)	206	206
Innophos Holdings, Inc. (1 month Term SOFR + 3.614%) 8.944%, 2/5/27(6)	164	163
LSF11 A5 Holdco LLC (1 month Term SOFR + 4.350%) 9.679%, 10/15/28(6)	174	174
Lummus Technology Holdings V LLC 2024, Tranche B (1 month Term SOFR + 3.614%) 8.944%, 12/31/29(6)	65	66
Starfruit Finco B.V. Tranche B (3 month Term SOFR + 3.500%) 8.826%, 4/3/28(6)	164	165
	Par Value(1)	Value

Chemicals—continued
Windsor Holdings III LLC 2024, Tranche B (1 month Term SOFR + 4.000%) 9.320%, 8/1/30(6)	$ 149	$ 151
		925

Consumer Durables—0.0%
Gloves Buyer, Inc. First Lien (1 month Term SOFR + 4.114%) 0.000%, 12/29/27(6)(10)	120	120
Consumer Non-Durables—0.1%
DS Parent, Inc. Tranche B (3 month Term SOFR + 5.500%) 10.802%, 1/31/31(6)	210	210
Simply Good Foods USA, Inc. Tranche B (1 month Term SOFR + 2.600%) 0.000%, 3/17/27(6)(10)	70	70
		280

Energy—0.2%
Freeport LNG Investments LLP Tranche B (3 month Term SOFR + 3.762%) 9.086%, 12/21/28(6)	249	249
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.750%) 0.000%, 5/22/31(6)(10)	35	35
Medallion Midland Acquisition LLC First Lien (3 month Term SOFR + 3.500%) 8.830%, 10/18/28(6)	179	179

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Oryx Midstream Services Permian Basin LLC 2024 (1 month Term SOFR + 3.114%) 8.436%, 10/5/28(6)	$ 195	$ 197
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.500%) 8.829%, 2/16/28(6)	206	207
		867

Financials—0.2%
Acrisure LLC
2020, Tranche B (1 month LIBOR + 3.500%) 8.944%, 2/15/27(6)	164	164
2023, Tranche B (1 month Term SOFR + 4.500%) 9.829%, 11/6/30(6)	115	115
AssuredPartners, Inc. 2024 (1 month Term SOFR + 3.500%) 8.829%, 2/14/31(6)	45	45
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 8.694%, 7/31/27(6)	212	208
Blackhawk Network Holdings, Inc. Tranche B (1 month Term SOFR + 5.000%) 10.329%, 3/12/29(6)	164	165
HUB International Ltd. (1-3 month Term SOFR + 3.250%) 8.575% - 8.579%, 6/20/30(6)	250	252
		949

Food / Tobacco—0.3%
Del Monte Foods, Inc. (3 month Term SOFR + 4.400%) 9.736%, 5/16/29(6)	272	211
	Par Value(1)	Value

Food / Tobacco—continued
Naked Juice LLC (3 month Term SOFR + 3.350%) 8.659%, 1/24/29(6)	$ 191	$ 182
Pegasus Bidco B.V. 2024 (3 month Term SOFR + 3.750%) 9.072%, 7/12/29(6)	188	188
Sigma Holdco B.V. Tranche B-7 (6 month Term SOFR + 4.910%) 10.337%, 1/3/28(6)	169	169
Triton Water Holdings, Inc. First Lien (3 month Term SOFR + 3.512%) 8.814%, 3/31/28(6)	518	518
		1,268

Forest Prod / Containers—0.2%
Klockner Pentaplast of America, Inc. Tranche B (3 month Term SOFR + 4.975%) 10.267%, 2/12/26(6)	282	257
Mauser Packaging Solutions Holding Co. (1 month Term SOFR + 3.500%) 8.813%, 4/15/27(6)	144	144
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 8.694%, 3/3/28(6)	279	278
		679

Gaming / Leisure—0.4%
Alterra Mountain Co. Tranche B (1 month Term SOFR + 3.750%) 0.000%, 5/31/30(6)(10)	5	5
Caesars Entertainment, Inc. Tranche B (3 month Term SOFR + 2.750%) 8.097%, 2/6/30(6)	124	124

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
ECL Entertainment LLC Tranche B (1 month Term SOFR + 4.000%) 9.329%, 8/31/30(6)	$ 184	$ 185
Entain plc Tranche B-3 (1 month Term SOFR + 2.750%) 0.000%, 10/31/29(6)(10)	165	165
Fertitta Entertainment LLC Tranche B (1 month Term SOFR + 3.750%) 9.071%, 1/27/29(6)	105	105
J&J Ventures Gaming LLC (1 month Term SOFR + 4.114%) 9.444%, 4/26/28(6)	219	219
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.762%) 9.071%, 11/12/29(6)	190	190
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 9.559%, 8/1/30(6)	214	215
Scientific Games Holdings LP (2-3 month Term SOFR + 3.250%) 8.556%, 4/4/29(6)	262	263
		1,471

Health Care—0.7%
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 9.329%, 9/29/28(6)	119	119
CHG Healthcare Services, Inc. First Lien (1 month Term SOFR + 3.364%) 8.694%, 9/29/28(6)	154	155
	Par Value(1)	Value

Health Care—continued
Cotiviti, Inc. (3 month Term SOFR + 3.250%) 8.563%, 5/1/31(6)	$ 160	$ 161
Financiere Mendel Tranche B (3 month Term SOFR + 4.250%) 9.573%, 11/12/30(6)	65	65
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 9.409%, 10/1/27(6)	182	176
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 9.659%, 8/19/28(6)	190	189
IVC Acquisition Ltd. Tranche B-9 (3 month Term SOFR + 5.500%) 10.809%, 12/12/28(6)	110	110
Lannett Co., Inc. First Lien (1 month Term SOFR + 2.000%) 2.000%, 6/16/30(6)(7)	23	5
LifePoint Health, Inc. 2024 (3 month Term SOFR + 4.000%) 9.329%, 5/17/31(6)	30	30
Packaging Coordinators Midco, Inc. 2024 (1 month Term SOFR + 3.250%) 8.575%, 11/30/27(6)	208	208
Parexel International, Inc. First Lien (1 month Term SOFR + 3.364%) 8.694%, 11/15/28(6)	127	128
Phoenix Guarantor, Inc. Tranche B-4 (1 month Term SOFR + 3.250%) 8.579%, 2/21/31(6)	223	223

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.762%) 9.088%, 1/31/29(6)	$ 250	$ 239
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 9.309%, 9/27/30(6)	205	205
Upstream Newco, Inc. 2021 (1-3 month Term SOFR + 4.512%) 9.694% - 9.841%, 11/20/26(6)	227	210
Viant Medical Holdings, Inc. First Lien (1 month Term SOFR + 3.864%) 9.194%, 7/2/25(6)	304	304
Waystar Technologies, Inc. (1 month Term SOFR + 4.000%) 9.329%, 10/22/29(6)	55	55
		2,582

Housing—0.3%
Chariot Buyer LLC First Lien (1 month Term SOFR + 3.750%) 9.079%, 11/3/28(6)	140	141
Cornerstone Building Brands, Inc.
Tranche B (1 month Term SOFR + 3.350%) 0.000%, 4/12/28(6)(10)	170	167
Tranche C (1 month Term SOFR + 4.500%) 9.817%, 5/2/31(6)	130	130
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 8.836%, 2/26/29(6)	174	173
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.750%) 0.000%, 5/30/31(6)(10)	170	169
	Par Value(1)	Value

Housing—continued
MI Windows & Doors LLC 2024 (1 month Term SOFR + 3.500%) 8.829%, 3/28/31(6)	$ 25	$ 25
SRS Distribution, Inc.
2021 (1 month Term SOFR + 3.614%) 8.944%, 6/2/28(6)	166	166
2022 (1 month Term SOFR + 3.350%) 8.679%, 6/2/28(6)	34	34
		1,005

Information Technology—1.0%
Ahead DB Holdings LLC 2024 (3 month Term SOFR + 4.250%) 9.559%, 2/1/31(6)	55	55
Applied Systems, Inc.
2024, First Lien (3 month Term SOFR + 3.500%) 8.809%, 2/24/31(6)	169	170
2024, Second Lien (3 month Term SOFR + 5.250%) 10.559%, 2/23/32(6)	20	21
Barracuda Parent LLC First Lien (3 month Term SOFR + 4.500%) 9.814%, 8/15/29(6)	202	202
BMC Software 2028 (1 month Term SOFR + 4.000%) 9.329%, 12/29/28(6)	50	50
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 8.577%, 7/6/29(6)	213	214
ConnectWise LLC (3 month Term SOFR + 3.762%) 9.064%, 9/29/28(6)	107	107
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 10.324%, 12/12/29(6)	262	265

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Endurance International Group Holdings, Inc. (1 month Term SOFR + 3.614%) 8.935%, 2/10/28(6)	$ 250	$ 233
Fortress Intermediate 3, Inc. (1 month Term SOFR + 3.750%) 0.000%, 5/9/31(6)(10)	90	90
Indicor Tranche B (3 month Term SOFR + 4.000%) 9.302%, 11/22/29(6)	243	244
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 9.341%, 3/2/28(6)	259	252
ION Trading Finance Ltd. 2024 (3 month Term SOFR + 4.000%) 0.000%, 4/1/28(6)(10)	175	175
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.750%) 10.059%, 9/16/30(6)	113	114
NCR Atleos LLC Tranche B (1-3 month Term SOFR + 4.850%) 10.179% - 10.180%, 3/27/29(6)	165	166
Polaris Newco LLC First Lien (3 month Term SOFR + 4.262%) 9.591%, 6/2/28(6)	194	194
Project Ruby Ultimate Parent Corp. First Lien (1 month Term SOFR + 3.364%) 8.694%, 3/10/28(6)	251	252
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 8.325%, 8/31/28(6)	141	142
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 8.444%, 4/24/28(6)	178	176
	Par Value(1)	Value

Information Technology—continued
Rocket Software, Inc. (1 month Term SOFR + 4.750%) 10.079%, 11/28/28(6)	$ 240	$ 241
Sophia LP 2024, Tranche B (1 month Term SOFR + 3.600%) 8.929%, 10/9/29(6)	244	245
UKG, Inc. Tranche B (1 month Term SOFR + 3.250%) 8.570%, 2/10/31(6)	161	162
		3,770

Manufacturing—0.3%
Alliance Laundry Systems LLC Tranche B (1-3 month Term SOFR + 3.600%) 8.899% - 8.917%, 10/8/27(6)	161	161
Arcline FM Holdings LLC
First Lien (3 month Term SOFR + 4.991%) 10.321%, 6/23/28(6)	165	166
Second Lien (3 month Term SOFR + 8.512%) 13.821%, 6/25/29(6)	49	48
Chart Industries, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.673%, 3/15/30(6)	159	160
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.813%, 9/28/28(6)	199	200
Madison IAQ LLC (1 month Term SOFR + 3.364%) 8.685%, 6/21/28(6)	169	169
Star U.S. Bidco LLC (1 month Term SOFR + 4.350%) 9.679%, 3/17/27(6)	209	210
		1,114

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Broadcasting—0.1%
Gray Television, Inc. Tranche D (1 month Term SOFR + 3.114%) 8.428%, 12/1/28(6)	$ 163	$ 149
Terrier Media Buyer, Inc. 2021, Tranche B (3 month Term SOFR + 3.600%) 8.909%, 12/17/26(6)	184	145
Univision Communications, Inc.
2021 (1 month Term SOFR + 3.364%) 8.694%, 3/15/26(6)	191	191
2024, First Lien (1 month Term SOFR + 3.614%) 0.000%, 1/1/40(6)(10)	105	104
		589

Media / Telecom - Cable/Wireless Video—0.3%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 8.579%, 9/18/30(6)	329	322
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 9.817%, 1/18/28(6)	334	321
DIRECTV Financing LLC 2024, Tranche B (1 month Term SOFR + 5.364%) 10.694%, 8/2/29(6)	223	223
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 8.571%, 11/12/27(6)	334	330
		1,196

Media / Telecom - Diversified Media—0.2%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 9.329%, 10/30/30(6)	125	124
	Par Value(1)	Value

Media / Telecom - Diversified Media—continued
McGraw-Hill Education, Inc. (1 month Term SOFR + 4.864%) 10.194%, 7/28/28(6)	$ 215	$ 215
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 9.579%, 5/3/28(6)	224	225
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 10.406%, 4/11/29(6)	303	290
		854

Media / Telecom - Telecommunications—0.1%
Numericable U.S. LLC
Tranche B-11 (3 month LIBOR + 2.750%) 8.341%, 7/31/25(6)	249	215
Tranche B-12 (3 month LIBOR + 3.688%) 9.278%, 1/31/26(6)	50	42
		257

Media / Telecom - Wireless Communications—0.1%
Viasat, Inc. (1 month Term SOFR + 4.500%) 0.000%, 3/2/29(6)(10)	249	228
Metals / Minerals—0.1%
Arsenal AIC Parent LLC 2024, Tranche B (1 month Term SOFR + 3.750%) 9.079%, 8/19/30(6)	94	95
Covia Holdings Corp. (3 month Term SOFR + 4.262%) 9.568%, 7/31/26(6)	275	274
		369

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Retail—0.2%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.829%, 11/8/27(6)	$ 203	$ 204
EG America LLC Tranche C (3 month Term SOFR + 5.928%) 11.289%, 2/7/28(6)	170	166
PetsMart LLC (1 month Term SOFR + 3.850%) 9.179%, 2/11/28(6)	334	332
		702

Service—0.8%
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.929%, 12/11/28(6)	281	281
BIFM U.S. Finance LLC (1 month Term SOFR + 4.250%) 9.579%, 5/31/28(6)	85	85
BrightView Landscapes LLC Tranche B (1 month Term SOFR + 2.500%) 7.836%, 4/20/29(6)	223	224
DG Investment Intermediate Holdings 2, Inc. 2022 (1 month Term SOFR + 4.750%) 10.079%, 3/31/28(6)	198	199
DXP Enterprises, Inc. (3 month Term SOFR + 4.850%) 10.164%, 10/11/30(6)	129	130
Garda World Security Corp. (3 month Term SOFR + 4.250%) 9.583%, 2/1/29(6)	185	186
	Par Value(1)	Value

Service—continued
Grant Thornton Advisors LLC Tranche B (3 month Term SOFR + 3.250%) 0.000%, 6/2/31(6)(10)	$ 70	$ 70
Husky Injection Molding Systems Ltd. (3 month Term SOFR + 5.000%) 10.326%, 2/15/29(6)	225	226
Kuehg Corp. Tranche B (3 month Term SOFR + 4.500%) 9.823%, 6/12/30(6)	274	275
NAB Holdings LLC First Lien (3 month Term SOFR + 2.900%) 8.209%, 11/23/28(6)	266	266
Omnia Partners LLC (1 month LIBOR + 0.000%) 0.000%, 7/25/30(6)(10)	75	75
Planet U.S. Buyer LLC (3 month Term SOFR + 3.500%) 8.823%, 2/7/31(6)	70	71
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 9.585%, 3/4/28(6)	285	244
The Hertz Corp. 2023 (1 month Term SOFR + 8.750%) 9.071%, 6/30/28(6)	192	177
TMF Sapphire Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.000%) 9.306%, 5/3/28(6)	125	125
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 9.429%, 11/2/27(6)	264	248

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Par Value(1)	Value

Service—continued
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 8.194%, 3/24/28(6)	$ 179	$ 167
		3,049

Transportation - Automotive—0.1%
American Axle & Manufacturing, Inc. Tranche B (1 month Term SOFR + 3.000%) 8.320%, 12/12/29(6)	122	123
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 10.591%, 3/30/27(6)	295	292
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 9.341%, 10/28/27(6)	161	145
Wand NewCo 3, Inc. (1 month Term SOFR + 3.750%) 9.079%, 1/30/31(6)	40	40
		600

Utilities—0.1%
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 3.500%) 8.829%, 8/22/29(6)	108	109
Waterbridge NDB Operating LLC (3 month Term SOFR + 4.500%) 9.826%, 5/7/29(6)	150	151
		260

Total Leveraged Loans (Identified Cost $24,179)		24,125

Shares
Preferred Stocks—0.2%
Financials—0.2%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(3)	310 (11)	296
	Shares	Value
Financials—continued
JPMorgan Chase & Co. Series HH, 4.600%(2)	256 (11)	$ 251
MetLife, Inc. Series D, 5.875%(2)	124 (11)	124
Truist Financial Corp. Series Q, 5.100%(2)	301 (11)	279
		950

Total Preferred Stocks (Identified Cost $993)		950

Common Stocks—105.5%
Communication Services—2.1%
Cellnex Telecom S.A.	220,777	8,065
Consumer Discretionary—0.0%
MYT Holding LLC Class B(7)(12)	22,362	1
NMG Parent LLC(7)(12)	368	37
West Marine(7)(12)	475	1
		39

Energy—14.6%
Cheniere Energy, Inc.(2)	83,456	13,169
Kinder Morgan, Inc.(2)	212,886	4,149
Koninklijke Vopak N.V.	149,920	6,163
ONEOK, Inc.(2)	113,764	9,215
Pembina Pipeline Corp.	178,733	6,639
Targa Resources Corp.(2)	73,231	8,658
Williams Cos., Inc. (The)(2)	216,336	8,980
		56,973

Health Care—0.0%
Endo DAC(7)(12)	94,000	—
Endo, Inc.(12)	1,929	54
Lannett Co., Inc.(7)(12)	3,742	—
		54

Industrials—31.6%
Aena SME S.A.	136,386	26,672
Aeroports de Paris S.A.	47,068	6,745
Atlas Arteria Ltd.	933,605	3,315
Auckland International Airport Ltd.	1,747,104	8,384

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
	Shares	Value

Industrials—continued
Canadian Pacific Kansas City Ltd.(2)	47,102	$ 3,738
CSX Corp.	167,788	5,663
Ferrovial SE	179,224	7,083
Flughafen Zurich AG Registered Shares	53,108	11,323
Grupo Aeroportuario del Centro Norte SAB de C.V. Class B	185,400	1,902
Norfolk Southern Corp.(2)	49,430	11,112
Transurban Group	2,616,998	21,870
Union Pacific Corp.	43,162	10,049
Vinci S.A.	47,474	5,924
		123,780

Real Estate—7.8%
American Tower Corp.(2)	110,450	21,619
Crown Castle, Inc.(2)	86,699	8,887
		30,506

Utilities—49.4%
Ameren Corp.(2)	110,401	8,100
Atmos Energy Corp.(2)	75,182	8,715
CenterPoint Energy, Inc.(2)	258,785	7,895
CMS Energy Corp.(2)	65,739	4,137
DTE Energy Co.(2)	54,981	6,407
Duke Energy Corp.(2)	60,305	6,246
E.ON SE	304,234	4,074
Edison International(2)	143,070	10,995
EDP - Energias de Portugal S.A.(2)	1,376,227	5,600
Emera, Inc.	202,723	7,059
Entergy Corp.(2)	59,203	6,660
Eversource Energy(2)	167,438	9,917
Iberdrola S.A.	566,928	7,483
National Grid plc	1,010,492	11,449
NextEra Energy, Inc.(2)	344,610	27,576
NiSource, Inc.(2)	345,010	10,026
Public Service Enterprise Group, Inc.(2)	68,135	5,162
Redeia Corp. S.A.	306,392	5,522
Sempra (2)	204,223	15,731
Severn Trent plc	204,374	6,245
	Shares	Value

Utilities—continued
Southern Co. (The)(2)	179,563	$ 14,390
United Utilities Group plc	320,649	4,177
		193,566

Total Common Stocks (Identified Cost $408,207)		412,983

Rights—0.2%
Utilities—0.2%
National Grid plc, 06/12/24(12)	296,182	740
Total Rights (Identified Cost $—)		740

Total Long-Term Investments—142.3% (Identified Cost $558,173)		557,066

TOTAL INVESTMENTS—142.3% (Identified Cost $558,173)		$ 557,066
Other assets and liabilities, net—(42.3)%		(165,667)
NET ASSETS—100.0%		$ 391,399

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
SOFR	Secured Overnight Financing Rate

Foreign Currencies:
BRL	Brazilian Real

For information regarding the abbreviations, see the Key Investment Terms starting on page 17.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $253,152.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2024, these securities amounted to a value of $80,416 or 20.5% of net assets.
(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Variable rate security. Rate disclosed is as of May 31, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	No contractual maturity date.
(9)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(10)	This loan will settle after May 31, 2024, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(11)	Value shown as par value.
(12)	Non-income producing.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 4,756	$ —	$ 4,756	$ —
Foreign Government Securities	12,090	—	12,090	—
Mortgage-Backed Securities	26,440	—	26,123	317
Asset-Backed Securities	21,981	—	21,981	—
Corporate Bonds and Notes	53,001	—	53,001	— (1)
Leveraged Loans	24,125	—	24,120	5
Equity Securities:
Preferred Stocks	950	—	950	—
Common Stocks	412,983	262,796	150,148	39 (1)
Rights	740	740	—	—
Total Investments	$557,066	$263,536	$293,169	$361

(1)	Includes internally fair valued securities currently priced at zero ($0).
Security held by the Fund with an end of period value of $2 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Security held by the Fund with an end of period value of $1 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31, 2024.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2024
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Assets
Investment in securities at value(1)	$ 136,410	$ 168,950	$ 557,066
Cash	2,362	3,377	2,984
Cash collateral pledged for swaps	—	2,452	—
Receivables
Investment securities sold	345	286	1,324
Dividends and interest	1,603	3,141	2,325
Unrealized appreciation on unfunded loan commitment(b)	— (a)	—	—
Tax reclaims	—	4	464
Prepaid Trustees’ retainer	1	1	3
Prepaid expenses and other assets (Note 4)	60	43	234
Total assets	140,781	178,254	564,400
Liabilities
Due to custodian	—	— (a)	1
Borrowings (Note 8)	43,000	37,870	168,300
Over-the-counter swaps at value(2)	—	2,303	—
Payables
Investment securities purchased	1,660	1,157	2,640
Interest on borrowings (Note 8)	298	552	993
Investment advisory fees (Note 4)	100	133	288
Trustee/Director deferred compensation plan (Note 4)	48	10	198
Administration and accounting fees	25	31	102
Transfer agent fees and expenses	3	9	160
Other accrued expenses	17	102	319
Total liabilities	45,151	42,167	173,001
Net Assets	$ 95,630	$ 136,087	$ 391,399
Net Assets Consist of:
Common stock (Note 10)	$ —	$ 29	$ 62
Capital paid on shares of beneficial interest	143,094	276,362	424,469
Total distributable earnings (accumulated losses)	(47,464)	(140,304)	(33,132)
Net Assets	$ 95,630	$ 136,087	$ 391,399
Common Shares Outstanding	11,313,094	29,071,404	61,720,496
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2024
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Net Asset Value Per Share(c)	$ 8.45	$ 4.68	$ 6.34
(1)Investment in securities at cost	$ 144,478	$ 170,654	$ 558,173
(2) Includes premiums paid (received) on over-the-counter credit default swaps	$ —	$ (1,097)	$ —

(a)	Amount is less than $500 (not in thousands).
(b)	See Schedule of Investments for schedule of unfunded loan commitments.
(c)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Investment Income
Interest	$ 4,571	$ 8,330
Dividends	61	77
Foreign taxes withheld	—	(28)
Total investment income	4,632	8,379
Expenses
Investment advisory fees	665	819
Administration and accounting fees	78	91
Professional fees	28	54
Printing fees and expenses	23	28
Transfer agent fees and expenses	6	7
Trustees’/Directors’ fees and expenses	5	6
Custodian fees	3	4
Miscellaneous expenses	23	24
Total expenses before interest expense	831	1,033
Interest expense on borrowings (Note 8)	1,394	1,099
Total expenses after interest expense	2,225	2,132
Net investment income (loss)	2,407	6,247
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(1,884)	(154)
Foreign currency transactions	(—) (a)	191
Swaps	—	635
Net change in unrealized appreciation (depreciation) on:
Investments	4,960	9,864
Foreign currency transactions	(1)	(8)
Swaps	—	3,498
Net realized and unrealized gain (loss) on investments	3,075	14,026
Net increase (decrease) in net assets resulting from operations	$ 5,482	$20,273

(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
SIX MONTHS ENDED May 31, 2024
($ reported in thousands)
Total Return Fund Inc.
Investment Income
Dividends	$ 8,795
Interest	5,204
Foreign taxes withheld	(559)
Total investment income	13,440
Expenses
Investment advisory fees	2,120
Administration and accounting fees	324
Printing fees and expenses	279
Professional fees	241
Transfer agent fees and expenses	221
Trustees’/Directors’ fees and expenses	20
Custodian fees	11
Miscellaneous expenses	65
Total expenses before interest expense	3,281
Interest expense on borrowings (Note 8)	5,817
Total expenses after interest expense	9,098
Net investment income (loss)	4,342
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,502
Foreign currency transactions	(8)
Net change in unrealized appreciation (depreciation) on:
Investments	17,753
Foreign currency transactions	(5)
Net realized and unrealized gain (loss) on investments	19,242
Net increase (decrease) in net assets resulting from operations	$23,584
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Global Multi-Sector Income Fund
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 2,407	$ 4,513
Net realized gain (loss)	(1,884)	(7,168)
Net change in unrealized appreciation (depreciation)	4,959	7,930
Increase (decrease) in net assets resulting from operations	5,482	5,275
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,430) (1)	(4,629)
Return of capital	—	(6,232)
Dividends and Distributions to Shareholders	(5,430)	(10,861)
Net increase (decrease) in net assets	52	(5,586)
Net Assets
Beginning of period	95,578	101,164
End of period	$95,630	$ 95,578

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Emerging Markets Income Fund
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 6,247	$ 8,151
Net realized gain (loss)	672	(14,912)
Net change in unrealized appreciation (depreciation)	13,354	20,687
Increase (decrease) in net assets resulting from operations	20,273	13,926
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(9,742) (1)	(11,445)
Return of capital	—	(951)
Dividends and Distributions to Shareholders	(9,742)	(12,396)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (121,444 and 249,112 shares, respectively)	596	1,083
Plan of reorganization (Note 12)	51,054	—
Increase (decrease) in net assets from capital transactions	51,650	1,083
Net increase (decrease) in net assets	62,181	2,613
Net Assets
Beginning of period	73,906	71,293
End of period	$ 136,087	$ 73,906
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	17,351,391	17,102,279
Reinvestment of distributions resulting in the issuance of common stock	121,444	249,112
Plan of reorganization (Note 12)	11,598,569	—
Common shares outstanding at end of period	29,071,404	17,351,391

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Total Return Fund Inc.
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,342	$ 9,208
Net realized gain (loss)	1,494	(15,269)
Net change in unrealized appreciation (depreciation)	17,748	(20,929)
Increase (decrease) in net assets resulting from operations	23,584	(26,990)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(20,230) (1)	(9,660)
Return of capital	—	(50,003)
Dividends and Distributions to Shareholders	(20,230)	(59,663)
From Capital Share Transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $600) (Note 10)	—	150 (2)
Payment for tendered shares	(41,131)	—
Increase (decrease) in net assets from capital transactions	(41,131)	150
Net increase (decrease) in net assets	(37,777)	(86,503)
Net Assets
Beginning of period	429,176	515,679
End of period	$391,399	$429,176

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. Also refer to the inside front cover for information on the Managed Distribution Plan and see Notes to the Financial Statements.
(2)	Adjustment to bring estimated costs in connection with rights offering to actual.
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Unaudited)
SIX MONTHS ENDED May 31, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 5,482	$ 20,273
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	49,392	61,876
(Increase) Decrease in investment securities sold receivable	890	247
Purchases of long-term investments	(46,788)	(77,963)
Increase (Decrease) in investment securities purchased payable	22	776
Net (purchases) or sales of short-term investments	—	(4,492)
Net (purchases) or sales in purchased options	—	(153)
Net change in unrealized (appreciation)/depreciation on investments	(4,960)	(9,864)
Net realized (gain)/loss on investments	1,884	154
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	—	(195)
Amortization of premiums and inflation income and accretion of discounts on investments	(254)	(2,295)
(Increase) Decrease in tax reclaims receivable	—	2
(Increase) Decrease in dividends and interest receivable	34	(336)
(Increase) Decrease in prepaid expenses and other assets	(10)	(19)
(Increase) Decrease in prepaid Trustees’ retainer	—	(1)
Increase (Decrease) in interest payable on borrowings	(193)	485
Increase (Decrease) in over-the-counter swaps at value	—	(3,851)
Increase (Decrease) in affiliated expenses payable	3	59
Increase (Decrease) in non-affiliated expenses payable	(46)	(244)
Cash provided by (used for) operating activities	5,456	(15,541)
Cash provided (used for) financing activities:
Cash receipts from borrowings	—	76,861
Cash payments to reduce borrowings	—	(54,886)
Cash distributions paid to shareholders	(5,430)	(9,146)
Decrease in cash overdraft from plan of reorganization (Note 12)	—	(10)
Cash provided by (used for) financing activities	(5,430)	12,819
Net increase (decrease) in cash	26	(2,722)
Restricted and unrestricted cash at beginning of period	2,336	8,551
Restricted and unrestricted cash at end of period	$ 2,362	$ 5,829
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ —	$ 596
Cash paid during the period for interest expense on borrowings	$ 1,587	$ 614

See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
SIX MONTHS ENDED May 31, 2024
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash and foreign currency at value	$ 2,362	$ 3,377
Cash collateral pledged for swaps	$ —	$ 2,452
	$2,362	$ 5,829
Non cash transactions from plan of reorganization:
Investment in securities, identified cost	$ —	$54,382
Other assets	$ —	$ 1,042
Borrowings	$ —	$ 1,723
Other liabilities	$ —	$ 203
Capital	$ —	$53,488
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
SIX MONTHS ENDED May 31, 2024
($ reported in thousands)
Total Return Fund Inc.
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 23,584
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	238,978
(Increase) Decrease in investment securities sold receivable	(14)
Purchases of long-term investments	(164,367)
Increase (Decrease) in investment securities purchased payable	1,144
Net change in unrealized (appreciation)/depreciation on investments	(17,753)
Net realized (gain)/loss on investments	(1,502)
Non-cash adjustments from corporate events	46
Return of capital distributions on investments	417
Amortization of premiums and inflation income and accretion of discounts on investments	(302)
(Increase) Decrease in tax reclaims receivable	(46)
(Increase) Decrease in dividends and interest receivable	483
(Increase) Decrease in prepaid expenses and other assets	(28)
Increase (Decrease) in interest payable on borrowings	9
Increase (Decrease) in affiliated expenses payable	(7)
Increase (Decrease) in non-affiliated expenses payable	308
Cash provided by (used for) operating activities	80,950
Cash provided (used for) financing activities:
Cash payments to reduce borrowings	(18,700)
Cash distributions paid to shareholders	(20,230)
Payment for tendered shares	(41,131)
Cash provided by (used for) financing activities	(80,061)
Net increase (decrease) in cash	889
Restricted and unrestricted cash at beginning of period	2,095
Restricted and unrestricted cash at end of period	$ 2,984
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 5,808

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash and foreign currency at value	$ 2,984
$ 2,984
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30,
		2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 8.45	$ 8.94	$ 11.67	$ 12.55	$ 13.16	$ 13.30
Income (loss) from investment operations:
Net investment income (loss)(1)	0.21	0.40	0.46	0.52	0.55	0.58
Net realized and unrealized gain (loss)	0.27	0.07	(2.23)	(0.32)	0.20	0.79
Payment from affiliate	—	—	—	—	—	— (2)
Total from investment operations	0.48	0.47	(1.77)	0.20	0.75	1.37
Dividends and Distributions to Shareholders:
Net investment income	(0.48)	(0.41)	(0.46)	(0.52)	(0.51)	(0.49)
Return of capital	—	(0.55)	(0.50)	(0.56)	(0.85)	(1.02)
Total dividends and distributions to shareholders	(0.48)	(0.96)	(0.96)	(1.08)	(1.36)	(1.51)
Net asset value, end of period	$ 8.45	$ 8.45	$ 8.94	$ 11.67	$ 12.55	$ 13.16
Market value, end of period(3)	$ 7.45	$ 7.35	$ 8.12	$ 11.56	$ 11.69	$ 12.54
Total return, net asset value(4), (5)	6.49%	7.19%	(14.70)%	1.76%	7.70%	11.82%
Total return, market value(4), (5)	7.94%	2.66%	(21.78)%	8.22%	5.28%	20.61%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(6), (7)	4.59%	4.46%	2.76%	2.14%	2.40%	3.13%
Ratio of net investment income (loss) to average net assets(6)	4.96%	4.59%	4.62%	4.28%	4.51%	4.39%
Portfolio turnover rate(4)	34%	57%	44%	54%	75%	62%
Net assets, end of period (000’s)	$95,630	$95,578	$101,164	$132,058	$141,880	$148,730
Borrowings, end of period (000’s)	$43,000	$43,000	$ 45,400	$ 52,500	$ 52,500	$ 57,000
Asset coverage, per $1,000 principal amount of borrowings(8)	$ 3,224	$ 3,223	$ 3,228	$ 3,515	$ 3,702	$ 3,609

(1)	Calculated using average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Closing Price – New York Stock Exchange.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Annualized for periods less than one year.
(7)	Ratio of total expenses, before interest expense on borrowings, was 1.71% for the six months ended May 31, 2024; 1.71%, 1.74%, 1.74%, 1.74% and 1.86% for the years ended November 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(8)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30,
		2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 4.26	$ 4.17	$ 6.24	$ 7.04	$ 8.91	$ 10.58
Income (loss) from investment operations:
Net investment income (loss)(1)	0.22	0.47	0.52	0.60	0.64	0.89
Net realized and unrealized gain (loss)	0.56	0.34	(1.87)	(0.52)	(1.08)	(0.40)
Total from investment operations	0.78	0.81	(1.35)	0.08	(0.44)	0.49
Dividends and Distributions to Shareholders:
Net investment income	(0.36)	(0.66)	(0.09)	(0.57)	(0.28)	(0.76)
Return of capital	—	(0.06)	(0.63)	(0.31)	(1.15)	(1.40)
Total dividends and distributions to shareholders	(0.36)	(0.72)	(0.72)	(0.88)	(1.43)	(2.16)
Net asset value, end of period	$ 4.68	$ 4.26	$ 4.17	$ 6.24	$ 7.04	$ 8.91
Market value, end of period	$ 5.55	$ 4.38	$ 4.24	$ 6.65	$ 7.40	$ 13.18
Total return, net asset value(2), (3)	18.93%	21.20%	(22.31)%	0.36%	(3.32)%	4.45%
Total return, market value(2), (3)	36.51%	22.14%	(25.98)%	0.66%	(32.92)%	29.86%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4), (5)	3.34% (6)	3.70% (7)	2.95%	2.37%	2.56%	1.97%
Ratio of net investment income (loss) to average net assets(4)	9.78%	11.21% (7)	10.55%	8.57%	9.04%	8.88%
Portfolio turnover rate(2)	41%	76%	37%	47%	127%	107%
Net assets, end of period (000’s)	$136,087	$73,906	$71,293	$105,134	$117,235	$146,213
Borrowings, end of period (000’s)	$ 37,870	$14,172	$28,600	$ 45,481	$ 46,000	$ 8,976
Asset coverage, per $1,000 of borrowings(8)	$ 4,594	$ 6,215	$ 3,493	$ 3,312	$ 3,545	$ 17,290

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Annualized for periods less than one year.
(5)	Ratio of total expenses before interest expense to average net assets was 1.62% for the six months ended May 31, 2024, and 2.11%, 2.03%, 1.96%, 1.99% and 1.59% for the years ended November 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	The Fund is currently below its expense limitation.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(7)	The Fund incurred some non-recurring reorganization expenses in 2023. When excluding these costs, the ratio of total expenses after interest expense to average net assets would be 3.33% and the ratio of net investment income to average net assets would be 11.58%.
(8)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

TOTAL RETURN FUND INC
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2024 (Unaudited)	Year Ended November 30,
		2023	2022	2021	2020	2019 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 6.26	$ 7.52	$ 8.92	$ 9.31	$ 10.33	$ 11.01
Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	0.13	0.19	0.22	0.25	0.24
Net realized and unrealized gain (loss)	0.30	(0.52)	(0.37)	0.35	(0.11)	0.52
Payment from affiliate	—	—	—	—	—	— (3)
Total from investment operations	0.36	(0.39)	(0.18)	0.57	0.14	0.76
Dividends and Distributions to Shareholders:
Net investment income	(0.30)	(0.14)	(0.47)	(0.24)	(0.27)	(0.31)
Return of capital	—	(0.73)	(0.49)	(0.72)	(0.89)	(1.13)
Total dividends and distributions to shareholders	(0.30)	(0.87)	(0.96)	(0.96)	(1.16)	(1.44)
Fund Share Transactions (Note 9)
Dilutive effect on net asset value as a result of rights offering(4)	—	— (3)	(0.26)	—	—	—
Anti-dilutive impact of tender offer (Note 10)	0.02	—	—	—	—	—
Net asset value, end of period	$ 6.34	$ 6.26	$ 7.52	$ 8.92	$ 9.31	$ 10.33
Market value, end of period(5)	$ 5.45	$ 5.38	$ 6.95	$ 9.37	$ 8.41	$ 10.98
Total return, net asset value(6), (7)	7.00%	(3.96)%	(1.45)%	6.36%	3.25%	16.67%
Total return, market value(6), (7)	7.02%	(10.69)%	(16.43)% (8)	23.68%	(12.25)%	41.67%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(9)	4.32% (10)	3.87%	2.26%	1.73%	2.05%	2.99% (11)
Ratio of net investment income (loss) to average net assets	2.06%	1.99%	2.30%	2.34%	2.73%	2.20% (11)
Portfolio turnover rate(6)	27%	36%	47%	44%	46%	110% (12)
Net assets, end of period (000’s)	$391,399	$429,176	$515,679	$426,461	$441,552	$487,899
Borrowings, end of period (000’s)	$168,300	$187,000	$207,000	$159,750	$159,750	$184,750
Asset coverage, per $1,000 principal amount of borrowings(13)	$ 3,326	$ 3,295	$ 3,491	$ 3,670	$ 3,764	$ 3,641

(1)	On November 18, 2019, Virtus Total Return Inc. (ZF) was reorganized into the Fund. The net asset values and other per share information for periods prior to the reorganization on November 18, 2019 were revised to reflect the share conversion ratio from the reorganization of 1.039518.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Shares were sold at a 5% discount from a 5-day average market price from 9/12/22 to 9/16/22.
(5)	Closing Price – New York Stock Exchange.
(6)	Not annualized for periods less than one year.
See Notes to Financial Statements

TOTAL RETURN FUND INC
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(7)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(8)	Total return on market value includes the dilutive effect of the 2022 rights offering. Without this effect, the total market return would have been (16.12%).
(9)	Ratio of total expenses, before interest expense on borrowings, was 1.56% for the six months ended May 31, 2024, and 1.31%, 1.32%, 1.34%, 1.38% and 1.79% for the years ended November 30, 2023, 2022, 2021, 2020 and 2019 respectively.
(10)	The Fund incurred certain non-recurring tender offer costs in 2024. When excluding these costs, the ratio of total expenses to average net assets would be 4.08% and the ratio of net investment income (loss) to average net assets would be 2.30%.
(11)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(12)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019.
(13)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2024
Note 1. Organization
Global Multi-Sector Income Fund, Stone Harbor Emerging Markets Income Fund, and Total Return Fund Inc. (each, a “Fund” and, collectively, the “Funds”) are closed-end, management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Multi-Sector Income Fund is diversified and was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. Stone Harbor Emerging Markets Income Fund is non-diversified and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 22, 2010. Total Return Fund Inc. is diversified and was incorporated under the laws of the State of Maryland on July 21, 1988. The Funds’ investment objectives are outlined in the Manager’s Discussion of Fund Performance pages. There is no guarantee that the Funds will achieve their investment objective.
Note 2. Significant Accounting Policies
Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Board of Trustees/Directors has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from Real Estate Investment Trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation).
If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
D.	Distributions to Shareholders
Global Multi-Sector Income Fund and Stone Harbor Emerging Markets Income Fund declare distributions on a monthly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Total Return Fund Inc. has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.05 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
Distributions may represent earnings from net investment income, realized capital gains,or, if necessary, return of capital.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Credit Linked Notes
Stone Harbor Emerging Markets Income Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
H.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and forward commitment securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
J.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to a Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
K.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and deposits with brokers for reverse repurchase agreements.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by Stone Harbor Emerging Markets Income Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized appreciation or depreciation. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the six months ended May 31, 2024, Stone Harbor Emerging Markets Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the six months ended May 31, 2024, Stone Harbor Emerging Markets Income Fund invested in purchased call and put options contracts in an attempt to manage foreign currency risk and with the purpose of generating realized gains.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
C.	Swaps
A Fund enters into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the Over-the-Counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Over-the-counter swaps at value” and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between a Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash collateral pledged for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. A Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the six months ended May 31, 2024, Stone Harbor Emerging Markets Income Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities at May 31, 2024:

Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Asset Derivatives
Purchased options at value(1)	Foreign currency contracts	$ 159
Total Assets		$ 159
Liability Derivatives
Over-the-counter swaps at value(2)	Credit contracts	$ (1,206)
Total Liabilities		$ (1,206)

(1)	Amount included in Investment in securities at value.
(2)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. For OTC swap contracts, the value (including premiums) at May 31, 2024 is shown in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the six months ended May 31, 2024:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Net Realized Gain (Loss) from
Swaps	Credit contracts	$ 635
Total		$ 635
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(1)	Foreign currency contracts	$ 6
Swaps	Credit contracts	3,498
Total		$3,504

(1) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by Stone Harbor Emerging Markets Income Fund for the six months ended May 31, 2024.

Credit Default Swap Contracts - Sell Protection(1)	$11,200
(1) Average notional amount.
The purchased options outstanding as of period-end as disclosed in the Schedule of Investments serve as an indicator of the volume for the Fund.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC purchased options, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate a Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, a Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by a Fund as of May 31, 2024:

At May 31, 2024, Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
OTC swaps	$ —	$2,303
Purchased options	159	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$159	$2,303
Derivatives not subject to a MNA or similar agreement	—	—
Total assets and liabilities subject to a MNA	$159	$2,303
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by each Fund as of May 31, 2024:
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Goldman Sachs & Co.	$159	$—	$—	$—	$159
Total	$159	$—	$—	$—	$159

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Barclays	$2,303	$—	$—	$(2,303)	$—
Total	$2,303	$—	$—	$(2,303)	$—
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc., an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to Global Multi-Sector Income Fund and Total Return Fund Inc. Virtus Alternative Investment Advisers, Inc. (collectively with Virtus Investment Advisers, Inc., the “Adviser”), an indirect, wholly-owned subsidiary of Virtus, is the investment adviser to Stone Harbor Emerging Markets Income Fund. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund. “Managed Assets” is defined as the average daily value of the total assets of each Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

Fund	Advisory Fee
Global Multi-Sector Income Fund	0.95%
Stone Harbor Emerging Markets Income Fund	1.00*
Total Return Fund Inc.	0.70
*Provided the Advisory Fee does not exceed 1.50% of the Fund’s net assets.
B.	Subadvisers
The subadvisers are responsible for the day-to-day portfolio management of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Global Multi-Sector Income Fund	Newfleet(1)
Stone Harbor Emerging Markets Income Fund	SHIP(2)
Total Return Fund Inc. (Equity Portfolio)	DPIM(3)
Total Return Fund Inc. (Fixed Income Portfolio)	Newfleet(1)
(1)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers LLC (“VFIA”), an indirect wholly owned subsidiary of Virtus.
(2)	Stone Harbor Investment Partners (“SHIP”), a division of VFIA.
(3)	Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitation
The Adviser has contractually agreed to limit Stone Harbor Emerging Markets Income Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2025. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
During the six months ended May 31, 2024, Stone Harbor Emerging Markets Income Fund’s expenses were below its expense limitation.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
During the six months ended May 31, 2024, the Adviser did not recapture expenses.
E.	Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the six months ended May 31, 2024, the Funds incurred administration fees totaling $455 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
F.	Trustees’/Directors’ Fees
For the six months ended May 31, 2024, the Funds incurred independent Trustees’/Directors’ fees totaling $27 which are included in the Statement of Operations within the line item “Trustees’/Directors’ fees and expenses.” No remuneration was paid to the officers or affiliated trustee.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the six months ended May 31, 2024, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
H.	Trustees/Director Deferred Compensation Plan
The Funds provide a deferred compensation plan for its Trustees/Directors who receive compensation from the Funds. Under the deferred compensation plan, Trustees/Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by each Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees/Directors. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statement of Assets and Liabilities at May 31, 2024.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the six months ended May 31, 2024, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$ 40,170	$ 43,361
Stone Harbor Emerging Markets Income Fund	77,963	61,876
Total Return Fund Inc.	141,740	211,912
Purchases and sales of long-term U.S. government and agency securities during the six months ended May 31, 2024, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$ 6,618	$ 6,031
Total Return Fund Inc.	22,627	27,066

Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2024, the approximate cost basis and aggregate unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Multi-Sector Income Fund	$ 144,664	$ 1,461	$ (9,715)	$ (8,254)
Stone Harbor Emerging Markets Income Fund (including purchased options)	127,409	12,705	(11,337)	1,368
Total Return Fund Inc.	558,391	29,696	(31,021)	(1,325)
The Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2023, the Funds’ capital loss carryovers are as follows:

Fund	Short-Term	Long-Term
Global Multi-Sector Income Fund	$ 9,751	$23,130
Stone Harbor Emerging Markets Income Fund	55,782	83,057
Total Return Fund Inc.	2,774	12,474
Note 7. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR to replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invests, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Funds and their investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of each Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Funds from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact each Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of each Fund’s assets. The securities of the Funds may be deemed to have a zero value. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect each Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Funds invests a significant portion of its assets in a particular emerging market, the Funds will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Funds as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
have a greater impact on the Funds, positive or negative, than if the Funds did not concentrate their investments in such sectors.
At May 31, 2024, Total Return Fund Inc. held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Utilities	35%
Stone Harbor Emerging Markets Income Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. Global Multi-Sector Income Fund and Total Return Fund Inc. borrow through their margin financing facility for the purpose of leveraging their portfolio. While leverage presents opportunities for increasing each fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the funds would be magnified to the extent the funds are leveraged.
Note 8. Borrowings
($ reported in thousands)
Margin Financing
Global Multi-Sector Income Fund had a Credit Agreement (the “Agreement”), with a commercial bank (the “Bank”) that allowed the Fund to borrow cash from the Bank, up to $55,000 (“Commitment Amount”). Borrowings under the Agreement were collateralized by investments of the Fund. The Agreement resulted in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund failed to meet or maintain certain covenants as required under the Agreement, the Fund could have been required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest was charged at SOFR plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance.
As of January 5, 2024, Global Multi-Sector Income Fund entered into a Master Margin Loan Agreement (the “New Agreement”) with a commercial bank (the “New Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 (the “New Commitment Amount”).  The New Agreement replaces the Agreement described above. Borrowings under the New Agreement are covered by investments of the Fund.  The New Agreement results in the Fund being subject to certain covenants including posting collateral. If the Fund may be required to repay immediately, in part or in full, the borrowed sum, necessitating the sale of securities at potentially inopportune times. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the New Commitment Amount is borrowed at a given time. Interest and commitment fees accrued from January 5, 2024 through May 31, 2024 were $1,129 and $0, respectively, and are included in the “Interest expense on borrowings” line of the Statement of Operations. The carrying value approximates the fair value of the borrowing at May 31, 2024. Total interest and commitment

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
fees accrued from December 1, 2023 through January 4, 2024 were $265 and are included in the “Interest expense on borrowings” line of the Statement of Operations.
Outstanding Borrowings	Interest Rate
$43,000	6.17%
Total Return Fund Inc. has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $200,000 (the “Commitment Amount”). Prior to May 2, 2024, the Commitment Amount was $235,000. Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the OBFR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the six months ended May 31, 2024, the Fund had average borrowings of $184,445 with an average interest rate of 6.21%. For the same period, the interest expense related to the borrowings amounted to $5,817 and is included with in the “Interest expense on borrowings” line on the Statement of Operations. The carrying value approximates fair value of the borrowing at May 31, 2024.
At May 31, 2024, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$168,300	6.15%
Reverse Repurchase Agreements
Stone Harbor Emerging Markets Income Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledged securities. The total amount of securities pledged at May 31, 2024 was $47,483. As all agreements can be terminated by either party

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
on demand, face value approximates fair value at May 31, 2024. For the six months ended May 31, 2024, the average amount of reverse repurchase agreements outstanding was $36,147, at a weighted average interest rate of 5.98%.
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2024:
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total

Sovereign Debt Obligations	$20,652	$—	$—	$—	$20,652
Corporate Bonds	17,218	—	—	—	17,218
Total	$37,870	$—	$—	$—	$37,870
Gross amount of unrecognized liabilities of reverse repurchase agreements
Note 9.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees/Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares and Capital Transactions
At May 31, 2024, Global Multi-Sector Income Fund has one class of common stock with no par value of which unlimited shares are authorized and 11,313,094 shares are outstanding.
At May 31, 2024, Stone Harbor Emerging Markets Income Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized.
At May 31, 2024, Total Return Fund Inc. had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 68,578,328 shares are outstanding.
On April 2, 2024, Total Return Fund Inc. announced the commencement of a 10% tender offer (6,857,832 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the business day immediately following the day the expiration date of the tender offer. The tender offer expired on May 1, 2024. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $5.9976 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on May 2, 2024. As a result of the tender offer, $41,131 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.
As announced on March 11, 2024, Total Return Fund Inc.’s Board of Directors approved two additional conditional tender offers. The first conditional tender offer is for up to 10% of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 12% during the period May 31, 2024 through November 26, 2024. The second conditional tender offer is for up to 10% of the Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 10% during the consecutive 180 calendar day period beginning April 1, 2025.
Note 11. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the“1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2024, the Funds did not hold any securities that were restricted.
Note 12. Reorganization
($ reported in thousands)
On May 22, 2023, the shareholders of Stone Harbor Emerging Markets Fund (the “Acquiring Fund”) approved the issuance of additional common shares in connection with the proposed reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (the “Acquired Fund”) with and into the Acquiring Fund. Pursuant to an agreement and plan of reorganization, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of the Acquiring Fund’s shares. The Acquiring Fund is the legal and accounting survivor out of the reorganization.
Each shareholder of the Acquired Fund received shares of the Acquiring Fund equal to the NAV of their Acquired Fund shares, as determined at the close of business on December 15, 2023. The reorganization was accomplished by a tax-free exchange of shares and was effective after the close of business on December 15, 2023. The share transactions associated with the reorganization are as follows:
Acquired Fund Shares Outstanding	Shares Converted to the Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
10,053,109	11,598,599	$51,054*	1.153733
* Includes net unrealized depreciation of $(2,434) at the close of business on December 15, 2023.
The net assets and composition of net assets for the Fund on December 15, 2023, were as follows:
Acquiring Fund’s Net Assets	Common Stock ($0.001 par value unlimited shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$76,378	$17	$224,724	$(148,363)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately after the acquisition amounted to $127,432.
Assuming the acquisition had been completed on December 1, 2023, the beginning of the fiscal period of the Acquiring Fund, the pro forma results of operations for the period ended May 31, 2024 would have been as follows:
Net investment income (loss)	$6,440 (a)
Net realized and unrealized gain (loss) on investments	15,538 (b)
Net increase (decrease) in net assets resulting from operations	$21,978
(a) $6,247 , as reported in the Statement of Operations, plus $193  net investment income from the Acquired Fund pre-reorganization.
(b) $14,026, as reported in the Statement of Operations, plus $1,512 net realized and unrealized gain (loss) on investments from the Acquired Fund pre-merger.
Because the Acquiring Fund and the Acquired Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 15, 2023.
Note 13. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncements
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASU 2020-04 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2024
Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no events requiring recognition or disclosure in these financial statements.

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan offers shareholders of Stone Harbor Emerging Markets Income Fund a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Dividend Reinvestment Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Dividend Reinvestment Plan.
The Automatic Reinvestment and Cash Purchase Plan and Dividend Reinvestment Plan (the “Plan”) offers shareholders of Global Multi-Sector Income Fund and Total Return Fund, a convenient way to acquire additional shares of the funds. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of each of Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund and Virtus Total Return Fund Inc. (each a “Fund”) was held on June 3, 2024. The meeting was held for purposes of electing four (4) nominees to each Fund’s Board of Trustees/Directors. The results were as follows:
Virtus Global Multi-Sector Income Fund
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	9,041,042.706	488,380.000
F. Ford Drummond	9,133,585.706	395,837.000
Connie D. McDaniel	9,098,655.706	430,767.000
Philip R. McLoughlin	9,032,404.706	497,018.000
Based on the foregoing, Messrs. Aylward, Drummond and McLoughlin and Ms. McDaniel were re-elected to the Board of Trustees. The Fund’s other Trustees who continue in office are Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, Sidney E. Harris, John R. Mallin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino.
*Interested Trustee
Virtus Stone Harbor Emerging Markets Income Fund
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	18,559,626.950	1,914,013.530
Deborah A. DeCotis	18,653,534.950	1,820,105.530
John R. Mallin	18,491,726.950	1,981,913.530
R. Keith Walton	18,532,574.950	1,941,065.530
Based on the foregoing, Messrs. Aylward, Mallin and Walton and Ms. DeCotis were re-elected to the Board of Trustees. The Fund’s other Trustees who continue in office are Donald C. Burke, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara and Brian T. Zino.
*Interested Trustee

Results of Annual Meeting of Shareholders (Unaudited) (Continued)
Virtus Total Return Fund Inc.
Election of Directors	Votes For	Votes Withheld
Donald C. Burke	42,948,062.134	6,001,109.514
Sarah E. Cogan	42,780,364.422	6,168,807.226
Deborah A. DeCotis	42,749,495.371	6,199,676.277
Sidney E. Harris	42,833,482.420	6,115,689.228
Based on the foregoing, Messrs. Burke and Harris and Mses. Cogan and DeCotis were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward*, F. Ford Drummond, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin Geraldine M. McNamara, R. Keith Walton and Brian T. Zino.
*Interested Director

101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel, Vice Chair
Philip R. McLoughlin, Chair
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Advisers
Virtus Alternative Investment Advisers, Inc.
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8524	07-24

(b)	Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
      Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	8/7/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	8/7/24

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	8/7/24

* Print the name and title of each signing officer under his or her signature.